                                MORGAN STANLEY
                                ----------------
                                     HQ11
                                ----------------

                                 $2,236,323,000
                                 (APPROXIMATE)

                          MORGAN STANLEY CAPITAL I INC.
                                  AS DEPOSITOR

                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                        LASALLE BANK NATIONAL ASSOCIATION
                      PRINCIPAL COMMERCIAL FUNDING II, LLC
                            AS MORTGAGE LOAN SELLERS

                         ------------------------------

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

                         ------------------------------
                                FEBRUARY 6, 2007

MORGAN STANLEY                                                 LASALLE FINANCIAL
                                                                  SERVICES, INC.

SOLE BOOKRUNNER AND CO-LEAD MANAGER                              CO-LEAD MANAGER

DEUTSCHE BANK SECURITIES                                     MERRILL LYNCH & CO.

CO-MANAGER                                                            CO-MANAGER

--------------------------------------------------------------------------------
                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov.
Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of, or attached to, the email communication to which this material may have been attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.
--------------------------------------------------------------------------------

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

TRANSACTION FEATURES

>     Seller:

-------------------------------------------------------------------------------------------------
                                              NO. OF      AGGREGATE CUT-OFF    % BY AGGREGATE
LOAN SELLER                               MORTGAGE LOANS  DATE BALANCE ($)  CUT-OFF DATE BALANCE
-------------------------------------------------------------------------------------------------

Morgan Stanley Mortgage Capital Inc.           106        $1,830,126,364            75.7%
-------------------------------------------------------------------------------------------------
LaSalle Bank National Association               39          $394,318,700            16.3%
-------------------------------------------------------------------------------------------------
Principal Commercial Funding II, LLC            26          $193,201,511             8.0%
-------------------------------------------------------------------------------------------------
TOTAL:                                         171        $2,417,646,575           100.0%
-------------------------------------------------------------------------------------------------

>     Loan Pool:

      o     Average Cut-off Date Balance: $14,138,284

      o     Largest Mortgage Loan by Cut-off Date Balance: $225,000,000

      o     Five largest and ten largest loans: 33.2% and 47.3% of pool, respectively

>     Property Types:

                               [PIE CHART OMITTED]

>     Credit Statistics:

      o     Weighted average debt service coverage ratio of 1.45x

      o     Weighted average post IO debt service coverage ratio of 1.40x

      o     Weighted average current loan-to-value ratio of 69.4%; weighted average balloon loan-to-value ratio of 65.8%

>     Call Protection:

      o     119 loans (66.6% of the pool) have a lockout period ranging from 23 to 36 payments from origination, then defeasance provisions

      o     8 loans (17.0% of the pool) have a lockout period ranging from 24 to
            36 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%, and also permit defeasance at least two years following securitization

      o     30 loans (8.2% of the pool) have a lockout period ranging from 12 to
            38 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%

      o     6 loans (3.5% of the pool) permit a prepayment with the greater of yield maintenance and a prepayment premium of 1.0%

      o     1 loan (1.9% of the pool) has a lockout period of 24 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0% for 1 payment and following this period permits either the greater of yield maintenance and a prepayment premium of
            1.0%, and also permit defeasance for another 91 payments

      o     3 loans (0.8% of the pool) have a lockout period of 25 payments from origination, then defeasance provisions for 35 payments after the lockout period followed by prepayments premiums of 5%, 4%, 3% and 2%
            for each year following defeasance followed by a prepayment premium of 1% for 6 payments

      o     1 loan (0.7% of the pool) has a lockout period of 35 payments from origination, then yield maintenance

      o     1 loan (0.7% of the pool) has a lockout period of 23 payments from origination then the greater of yield maintenance and a prepayment premium of 1.0% for 36 payments after the lockout period followed by prepayments premiums of 5%, 4%, 3% and 2% for each year following the yield maintenance period followed by a prepayment premium of 1%
            for 9 payments

      o     1 loan (0.4% of the pool) has a lockout period of 11 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%, and also permits defeasance at least two years following securitization for 95 payments and following this period permits either the greater of yield maintenance and a prepayment premium of 1.0% for 16 periods

      o     1 loan (0.2% of the pool) permits yield maintenance

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                       T-2

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

>     Collateral Information Updates: Updated loan information is expected to be part of the monthly certificateholder reports available from the Paying
      Agent in addition to detailed payment and delinquency information.
      Information provided by the Paying Agent is expected to be available at
      www.etrustee.net. Updated annual property operating and occupancy information, to the extent delivered by borrowers, is expected to be available to Certificateholders from the Master Servicer through the
      Paying Agent's website at www.etrustee.net.

>     Bond Information: Cash flows are expected to be modeled by TREPP and INTEX and are expected to be available on BLOOMBERG. Bloomberg Ticker: MSC
      2007-HQ11 (MTGE) (GO)

>     Lehman Aggregate Bond Index: It is expected that this transaction will be included in the Lehman Aggregate Bond Index.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                       T-3

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

OFFERED CERTIFICATES

-----------------------------------------------------------------------------------------------------------------------------------

           APPROXIMATE                                                                                  APPROXIMATE     CERTIFICATE
             INITIAL        APPROXIMATE                                               EXPECTED FINAL      INITIAL        PRINCIPAL
           CERTIFICATE         CREDIT         RATINGS        AVERAGE     PRINCIPAL     DISTRIBUTION     PASS-THROUGH     TO VALUE
  CLASS    BALANCE(1)        SUPPORT(2)    (MOODY'S/S&P)    LIFE(3)(4)  WINDOW(3)(5)      DATE(3)          RATE(6)       RATIO(7)
-----------------------------------------------------------------------------------------------------------------------------------

A-1         $44,400,000       30.000%         Aaa/AAA         2.99         1-55         09/12/2011%            48.60%
-----------------------------------------------------------------------------------------------------------------------------------
A-1A       $355,879,000       30.000%         Aaa/AAA         6.57         1-119        01/12/2017%            48.60%
-----------------------------------------------------------------------------------------------------------------------------------
A-2        $196,200,000       30.000%         Aaa/AAA         4.84         55-61        03/12/2012%            48.60%
-----------------------------------------------------------------------------------------------------------------------------------
A-3        $356,000,000       30.000%         Aaa/AAA         6.61         71-83        01/12/2014%            48.60%
-----------------------------------------------------------------------------------------------------------------------------------
A-AB        $59,300,000       30.000%         Aaa/AAA         7.29        61-113        07/12/2016%            48.60%
-----------------------------------------------------------------------------------------------------------------------------------
A-4        $680,573,000       30.000%         Aaa/AAA         9.78        113-119       01/12/2017%            48.60%
-----------------------------------------------------------------------------------------------------------------------------------
A-M        $241,765,000       20.000%         Aaa/AAA         9.87        119-119       01/12/2017%            55.55%
-----------------------------------------------------------------------------------------------------------------------------------
A-J        $190,389,000       12.125%         Aaa/AAA         9.92        119-120       02/12/2017%            61.02%
-----------------------------------------------------------------------------------------------------------------------------------
B           $18,133,000       11.375%         Aa1/AA+         9.95        120-120       02/12/2017%            61.54%
-----------------------------------------------------------------------------------------------------------------------------------
C           $36,264,000        9.875%         Aa2/AA          9.95        120-120       02/12/2017%            62.58%
-----------------------------------------------------------------------------------------------------------------------------------
D           $24,177,000        8.875%         Aa3/AA-         9.95        120-120       02/12/2017%            63.27%
-----------------------------------------------------------------------------------------------------------------------------------
E           $12,088,000        8.375%          A1/A+          9.95        120-120       02/12/2017%            63.62%
-----------------------------------------------------------------------------------------------------------------------------------
F           $21,155,000        7.500%          A2/A           9.95        120-120       02/12/2017%            64.23%
-----------------------------------------------------------------------------------------------------------------------------------

PRIVATE CERTIFICATES(8)

-----------------------------------------------------------------------------------------------------------------------------------
              APPROXIMATE
                INITIAL                                                                                 APPROXIMATE     CERTIFICATE
              CERTIFICATE     APPROXIMATE                                             EXPECTED FINAL      INITIAL        PRINCIPAL
               BALANCE OR       CREDIT        RATINGS        AVERAGE      PRINCIPAL    DISTRIBUTION     PASS-THROUGH     TO VALUE
   CLASS   NOTIONAL AMOUNT(1)   SUPPORT    (MOODY'S/S&P)    LIFE(3)(4)  WINDOW(3)(5)     DATE(3)          RATE(6)        RATIO(7)
-----------------------------------------------------------------------------------------------------------------------------------

X(9)        $2,417,646,574       ----         Aaa/AAA          --           ----           ----              %             ----
-----------------------------------------------------------------------------------------------------------------------------------
G              $24,176,000      6.500%         A3/A-          9.95         120-120      02/12/2017%            64.92%
-----------------------------------------------------------------------------------------------------------------------------------
H              $27,199,000      5.375%       Baa1/BBB+        9.95         120-120      02/12/2017%            65.70%
-----------------------------------------------------------------------------------------------------------------------------------
J              $24,176,000      4.375%        Baa2/BBB        9.95         120-120      02/12/2017%            66.40%
-----------------------------------------------------------------------------------------------------------------------------------
K              $33,243,000      3.000%       Baa3/BBB-        9.95         120-120      02/12/2017%            67.35%
-----------------------------------------------------------------------------------------------------------------------------------
L               $9,066,000      2.625%        Ba1/BB+         9.95         120-120      02/12/2017%            67.61%
-----------------------------------------------------------------------------------------------------------------------------------
M               $6,044,000      2.375%         Ba2/BB         9.95         120-120      02/12/2017%            67.79%
-----------------------------------------------------------------------------------------------------------------------------------
N               $9,066,000      2.000%        Ba3/BB-         9.95         120-120      02/12/2017%            68.05%
-----------------------------------------------------------------------------------------------------------------------------------
O               $9,066,000      1.625%         B1/B+          9.95         120-120      02/12/2017%            68.31%
-----------------------------------------------------------------------------------------------------------------------------------
P               $3,022,000      1.500%          B2/B          9.95         120-120      02/12/2017%            68.39%
-----------------------------------------------------------------------------------------------------------------------------------
Q               $9,067,000      1.125%         B3/B-          9.95         120-120      02/12/2017%            68.65%
-----------------------------------------------------------------------------------------------------------------------------------
S              $27,198,574        ---          NR/NR          10.05        120-124      06/12/2017%            69.44%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                       T-4

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

Notes:      (1)   As of February 1, 2007. In the case of each such Class,
                  subject to a permitted variance of plus or minus 5%. Mortgage loans may be removed from or added to the mortgage pool prior to the closing within such maximum permitted variance. Any reduction or increase in the number of mortgage loans within these parameters will result in consequential changes to the initial certificate balance of each class of offered
                  certificates and to the other statistical data contained in the prospectus supplement. No changes in the statistical data will be made in the final prospectus supplement unless such changes are material.

            (2)   The percentages indicated under the column "Approximate Credit
                  Support" with respect to the Class A-1, A-1A, A-2, A-3, A-AB and A-4 Certificates represent the approximate credit support for the Class A-1, A-1A, A-2, A-3, A-AB and A-4 Certificates
                  in the aggregate.

            (3)   Based on the Structuring Assumptions, assuming 0% CPR,
                  described in the prospectus supplement.

            (4)   Average life is expressed in terms of years.

            (5)   Principal window is the period (expressed in terms of months and commencing with the month of March 2007) during which
                  distributions of principal are expected to be made to the
                  holders of each designated Class.

            (6)   The Class A-1, A-1A, A-2, A-3, A-AB, A-4, A-M, A-J, B, C, D,
                  E, F, G, H, J, K, L, M, N, O, P, Q and S Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the weighted average net
                  mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which
                  percentage may be zero. The Class X Certificates will accrue interest at a variable rate as defined in the prospectus
                  supplement.

            (7)   Certificate Principal to Value Ratio is calculated by dividing each Class's Certificate Balance and all Classes (if any) that are senior to such Class by the quotient of the aggregate pool balance and the weighted average pool loan to value ratio. The
                  Class A-1, A-1A, A-2, A-3, A-AB and A-4 Certificate Principal
                  to Value Ratio is calculated based upon the aggregate of the
                  Class A-1, A-1A, A-2, A-3, A-AB and A-4 Certificate Balances.

            (8)   Not offered pursuant to the prospectus and prospectus
                  supplement. Certificates to be offered privately pursuant to
                  Rule 144A. Information provided herein regarding the
                  characteristics of these certificates is provided only to
                  enhance understanding of the offered certificates.

            (9)   The Class X Notional Amounts are defined herein and in the
                  Free Writing Prospectus.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                       T-5

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

I.    ISSUE CHARACTERISTICS

      ISSUE TYPE:                    Public: Classes A-1, A-1A, A-2, A-3, A-AB, A-4, A-M, A-J, B, C, D, E and F (the
                                     "Offered Certificates")

                                     Private (Rule 144A): Classes X, G, H, J, K, L, M, N, O, P, Q and S

      SECURITIES OFFERED:            $2,236,323,000 monthly pay, multi-class, sequential pay commercial mortgage REMIC Pass-Through
                                     Certificates, including thirteen principal and interest classes (A-1, A-1A, A-2, A-3, A-AB,
                                     A-4, A-M, A-J, B, C, D, E and F)

      SELLERS:                       Morgan Stanley Mortgage Capital Inc., LaSalle Bank National Association and
                                     Principal Commercial Funding II, LLC

      SOLE BOOKRUNNER AND            Morgan Stanley & Co. Incorporated
      CO-LEAD MANAGER:

      CO-LEAD MANAGER                LaSalle Financial Services, Inc.

      CO-MANAGERS:                   Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

      MASTER SERVICER:               Capmark Finance Inc.

      PRIMARY SERVICER:              Principal Global Investors, LLC (with respect to the individual loans sold by Principal
                                     Commercial Funding II)

      SPECIAL SERVICER:              J.E. Robert Company, Inc.

      TRUSTEE:                       Wells Fargo Bank, National Association

      PAYING AGENT:                  LaSalle Bank National Association

      CUT-OFF DATE:                  February 1, 2007. For purposes of the information contained in this term sheet, scheduled payments due in February 2007 with respect to mortgage loans not having payment dates on the first day of each month have been deemed received on February
                                     1, 2007, not the actual day on which such scheduled payments were due.

      EXPECTED CLOSING DATE:         On or about February 28, 2007

      DETERMINATION DATE:            The 8th day of each month, or, if the 8th day is not a business day, the next succeeding business day, commencing in March 2007.

      DISTRIBUTION DATES:            The 4th business day after the related determination date of each month, commencing in
                                     March 2007.

      MINIMUM DENOMINATIONS:         $25,000 for the Class A-1, A-1A, A-2, A-3, A-AB and A-4 Certificates and $100,000 for all
                                     other Offered Certificates and in multiples of $1 thereafter.

      SETTLEMENT TERMS:              DTC, Euroclear and Clearstream, same day funds, with accrued interest.

      LEGAL/REGULATORY STATUS:       The Offered Certificates are expected to be eligible for exemptive relief under ERISA. No
                                     Class of Certificates is SMMEA eligible.

      RISK FACTORS:                  THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE THE
                                     "RISK FACTORS" SECTION OF THE PROSPECTUS SUPPLEMENT AND THE "RISK FACTORS" SECTION OF THE
                                     PROSPECTUS

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                       T-6

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

II.  MORTGAGE LOANS WITH SCHEDULED BALLOON PAYMENTS TO DESIGNATED CLASSES(1)(2)

[ ]   Single Note/Multiple Properties

[ ]   Cross-Collateralized/Cross-Defaulted Loans

------------------------------------------------------------------------------------------------------------------------
                                                        CLASS A-1
------------------------------------------------------------------------------------------------------------------------

            MORTGAGE                                                                 % OF
MORTGAGE      LOAN                                         PROPERTY         CUT-OFF  TOTAL       BALLOON      UNITS/SF/
LOAN NO.     SELLER    PROPERTY NAME              STATE      TYPE      DATE BALANCE   POOL       BALANCE         ROOMS
------------------------------------------------------------------------------------------------------------------------

   42        LaSalle   Orland Park Crossing         IL       Retail     $15,800,000   0.7%   $15,800,000 (3)    52,369
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 DSCR                                   REM.
            LOAN PER             POST    CUT-OFF   MATURITY    REM.     TERM
MORTGAGE     UNIT/SF/             IO      DATE       DATE       IO       TO
LOAN NO.        ROOM  DSCR      PERIOD    LTV        LTV       TERM   MATURITY
-------------------------------------------------------------------------------

   42           $302  1.44x      1.44x    72.1%    72.1%        55       55
-------------------------------------------------------------------------------

                                                        CLASS A-2
-------------------------------------------------------------------------------------------------------------------------
            MORTGAGE                                                                  % OF
MORTGAGE      LOAN                                         PROPERTY         CUT-OFF  TOTAL         BALLOON    UNITS/SF/
LOAN NO.     SELLER    PROPERTY NAME              STATE      TYPE      DATE BALANCE  POOL-         BALANCE       ROOMS
-------------------------------------------------------------------------------------------------------------------------

   42        LaSalle   Orland Park Crossing         IL       Retail     $15,800,000   0.7%   $15,800,000(3)    52,369
-------------------------------------------------------------------------------------------------------------------------
   63         MSMC     110 Beard Street             NY     Industrial    $9,100,000   0.4%      $9,100,000     92,117
-------------------------------------------------------------------------------------------------------------------------
  139         MSMC     Suburban Extended Stay -     KY     Hospitality   $3,386,970   0.1%      $3,091,899       143
                       Louisville
-------------------------------------------------------------------------------------------------------------------------
  150         MSMC     Prescott Medical Suites      AZ       Office      $2,330,000   0.1%      $2,245,467     17,267
-------------------------------------------------------------------------------------------------------------------------
108-109       MSMC     Orlando Retail Portfolio     FL       Retail      $5,291,307   0.2%      $4,968,035     25,764
-------------------------------------------------------------------------------------------------------------------------
  155        LaSalle   Las Vegas Retail             NV       Retail      $2,175,000   0.1%      $2,104,158      7,200
-------------------------------------------------------------------------------------------------------------------------
   5          MSMC     Pittsburgh Mills             PA       Retail    $133,000,000   5.5%    $133,000,000    887,007
-------------------------------------------------------------------------------------------------------------------------
   24        PCF II    Southlake Corners            TX       Retail     $20,625,000   0.9%     $20,625,000    129,796
-------------------------------------------------------------------------------------------------------------------------
  106         MSMC     Ramada Inn - Phoenix         AZ     Hospitality   $5,395,334   0.2%      $5,046,747        174
-------------------------------------------------------------------------------------------------------------------------
  123         MSMC     The Calusa Shops             FL       Retail      $4,600,000   0.2%      $4,500,680     23,828
-------------------------------------------------------------------------------------------------------------------------
                       TOTAL/WEIGHTED AVERAGES                         $201,703,611   8.3%    $200,481,987
-------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                 DSCR                                 REM.
            LOAN PER             POST    CUT-OFF  MATURITY    REM.    TERM
MORTGAGE    UNIT/SF/              IO      DATE      DATE      IO       TO
LOAN NO.       ROOM   DSCR      PERIOD     LTV      LTV      TERM   MATURITY
----------------------------------------------------------------------------

   42           $302  1.44x      1.44x    72.1%    72.1%      55      55
----------------------------------------------------------------------------
   63            $99  1.70x      1.70x    62.8%    62.8%      57      57
----------------------------------------------------------------------------
  139        $23,685  1.45x      1.45x    72.1%    65.8%     NAP      57
----------------------------------------------------------------------------
  150           $135  1.54x      1.29x    67.3%    64.9%      21      57
----------------------------------------------------------------------------
108-109         $205  1.22x      1.22x    74.5%    70.0%     NAP      58
----------------------------------------------------------------------------
  155           $302  1.47x      1.27x    69.0%    66.8%      22      58
----------------------------------------------------------------------------
   5            $150  1.25x      1.25x    70.0%    70.0%      59      59
----------------------------------------------------------------------------
   24           $159  2.00x      2.00x    51.4%    51.4%      59      59
----------------------------------------------------------------------------
  106        $31,008  1.50x      1.50x    59.9%    56.1%     NAP      59
----------------------------------------------------------------------------
  123           $193  1.53x      1.30x    72.4%    70.9%     37(4)    61(4)
----------------------------------------------------------------------------
                      1.38X      1.37X    67.8%    67.4%
----------------------------------------------------------------------------

(1)   This table identifies Mortgage Loans for which principal repayments are expected to result in principal distributions on the indicated Class of certificates

(2)   Based on the Structuring Assumptions, assuming 0% CPR, described in the
      Free Writing Prospectus, dated February 6, 2007 to accompany Prospectus dated February 6, 2007 (the "Free Writing Prospectus")

(3)   With respect to Mortgage Loan No. 123, The Calusa Shops, the first payment date is not until April 2007. The loan is assumed to pay interest-only in
      March 2007

(4)   Of the total balloon balance of Orland Park Crossing, $9,845,848 expects to result in principal distributions on Class A-1 and the remaining
      $5,954,152 on Class A-2

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                       T-7

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

--------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS A-3
--------------------------------------------------------------------------------------------------------------------------------
            MORTGAGE                                                                         % OF
MORTGAGE      LOAN                                              PROPERTY          CUT-OFF    TOTAL       BALLOON      UNITS/SF/
LOAN NO.     SELLER    PROPERTY NAME                 STATE        TYPE       DATE BALANCE     POOL       BALANCE         ROOMS
--------------------------------------------------------------------------------------------------------------------------------

   7          MSMC     Deptford Mall                   NJ        Retail       $80,000,000    3.3%     $80,000,000     346,626
--------------------------------------------------------------------------------------------------------------------------------
   15         MSMC     Koll/Per Portfolio           Various      Office       $33,500,000    1.4%     $33,500,000     348,920
--------------------------------------------------------------------------------------------------------------------------------
   22        LaSalle   CoBank Building                 CO        Office       $21,000,000    0.9%     $21,000,000     204,884
--------------------------------------------------------------------------------------------------------------------------------
  122         MSMC     Best Western - Kansas City      MO      Hospitality    $4,637,448     0.2%      $4,204,132          77
--------------------------------------------------------------------------------------------------------------------------------
   60         MSMC     Madison Apartments              WA      Mixed Use       $9,600,000    0.4%      $8,879,805          61
--------------------------------------------------------------------------------------------------------------------------------
   8          MSMC     Marriott Charlotte City         NC      Hospitality    $69,600,000    2.9%     $69,600,000         438
                       Center
--------------------------------------------------------------------------------------------------------------------------------
   9          MSMC     Hilton Arlington & Towers       VA      Hospitality    $54,400,000    2.3%     $54,400,000         209
--------------------------------------------------------------------------------------------------------------------------------
   10        PCF II    Residence Inn Tudor Wharf       MA      Hospitality    $46,260,000    1.9%     $46,260,000         168
--------------------------------------------------------------------------------------------------------------------------------
   13         MSMC     Casa Linda Plaza                TX        Retail       $37,950,000    1.6%     $37,950,000     324,640
--------------------------------------------------------------------------------------------------------------------------------
                       TOTAL/WEIGHTED AVERAGES                               $356,947,448    14.8%   $355,793,938
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 DSCR                                   REM.
            LOAN PER             POST   CUT-OFF   MATURITY    REM.      TERM
MORTGAGE    UNIT/SF/              IO     DATE       DATE       IO        TO
LOAN NO.        ROOM    DSCR    PERIOD    LTV       LTV       TERM    MATURITY
--------------------------------------------------------------------------------

   7            $404    2.06     2.06    55.6%     55.6%       71      71
--------------------------------------------------------------------------------
   15            $96    1.33     1.33    69.9%     69.9%       81      81
--------------------------------------------------------------------------------
   22           $103    1.57     1.57    68.9%     68.9%       81      81
--------------------------------------------------------------------------------
  122        $60,227    1.50     1.50    71.3%     64.7%       NAP     81
--------------------------------------------------------------------------------
   60       $157,377    1.40     1.16    64.2%     59.4%       16      82
--------------------------------------------------------------------------------
   8        $158,904    1.80     1.80    74.8%     74.8%       83      83
--------------------------------------------------------------------------------
   9        $260,287    1.40     1.40    70.9%     70.9%       83      83
--------------------------------------------------------------------------------
   10       $275,357    1.30     1.30    74.5%     74.5%       83      83
--------------------------------------------------------------------------------
   13           $117    1.51     1.51    72.6%     72.6%       83      83
--------------------------------------------------------------------------------
                        1.63X    1.62X   68.5%     68.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-8

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

III. COLLATERAL DESCRIPTION

                                TEN LARGEST LOANS

[ ]   Single Note/Multiple Properties

-----------------------------------------------------------------------------------------------------------------------------------
 MORTGAGE   MORTGAGE                                                               PROPERTY      CUT-OFF DATE  % OF       UNITS/SF/
 LOAN NO.  LOAN SELLER  PROPERTY NAME                     CITY           STATE        TYPE            BALANCE    POOL         ROOM
-----------------------------------------------------------------------------------------------------------------------------------

     1        MSMC      One Seaport Plaza                 New York         NY        Office      $225,000,000    9.3%    1,025,225
-----------------------------------------------------------------------------------------------------------------------------------
     2        MSMC      525 Seventh Avenue                New York         NY        Office      $172,000,000    7.1%      463,818
-----------------------------------------------------------------------------------------------------------------------------------
     3        MSMC      RREEF Portfolio(1)                Various       Various    Multifamily   $138,500,000    5.7%        2,580
-----------------------------------------------------------------------------------------------------------------------------------
     4        MSMC      485 Lexington Avenue              New York         NY        Office      $135,000,000    5.6%      914,807
-----------------------------------------------------------------------------------------------------------------------------------
     5        MSMC      Galleria at Pittsburgh Mills      Tarentum         PA        Retail      $133,000,000    5.5%      887,007
-----------------------------------------------------------------------------------------------------------------------------------
     6        MSMC      950 L'Enfant Plaza                Washington       DC        Office       $90,000,000    3.7%      272,006
-----------------------------------------------------------------------------------------------------------------------------------
     7        MSMC      Deptford Mall                     Deptford         NJ        Retail       $80,000,000    3.3%      346,626
-----------------------------------------------------------------------------------------------------------------------------------
     8        MSMC      Marriott Charlotte City Center    Charlotte        NC      Hospitality    $69,600,000    2.9%          438
-----------------------------------------------------------------------------------------------------------------------------------
     9        MSMC      Hilton Arlington & Towers         Arlington        VA      Hospitality    $54,400,000    2.3%          209
-----------------------------------------------------------------------------------------------------------------------------------
    10       PCF II     Residence Inn Tudor Wharf         Boston           MA      Hospitality    $46,260,000    1.9%          168
-----------------------------------------------------------------------------------------------------------------------------------
                        TOTAL/WEIGHTED AVERAGES                                                 $1,143,760,000   47.3%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------
                                  DSCR
              LOAN PER            POST
 MORTGAGE     UNIT/SF/             IO       CUT-OFF   BALLOON
 LOAN NO.         ROOM     DSCR   PERIOD   DATE LTV     LTV
--------------------------------------------------------------

     1            $219     2.32x    2.32x     46.9%     46.9%
--------------------------------------------------------------
     2            $371     1.16x    1.16x     76.4%     76.4%
--------------------------------------------------------------
     3        $158,915     1.00x    1.00x     75.8%     75.8%
--------------------------------------------------------------
     4            $492     0.93x    0.93x     70.9%     70.9%
--------------------------------------------------------------
     5            $150     1.25x    1.25x     70.0%     70.0%
--------------------------------------------------------------
     6            $331     1.18x    1.18x     73.8%     73.8%
--------------------------------------------------------------
     7            $404     2.06x    2.06x     55.6%     55.6%
--------------------------------------------------------------
     8        $158,904     1.80x    1.80x     74.8%     74.8%
--------------------------------------------------------------
     9        $260,287     1.40x    1.40x     70.9%     70.9%
--------------------------------------------------------------
    10        $275,357     1.30x    1.30x     74.5%     74.5%
--------------------------------------------------------------
                           1.47X    1.47X     67.0%     67.0%
---------------------------------------------------------------

(1)   As of the Cut-Off Date, the funded loan balance is $388,000,000 and the portfolio currently includes 7 assets. Watkins Station is expected to fund on or about March 8, 2007, bringing the fully funded balance to
      $410,000,000. All numbers in the table above are based on the fully funded loan amount and on an 8-property combined basis.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-9

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

                         PARI PASSU AND COMPANION LOANS

----------------------------------------------------------------------------------------------
MORTGAGE   PROPERTY NAME         ORIGINAL A-NOTE BALANCES              TRANSACTION
LOAN NO.
----------------------------------------------------------------------------------------------

    3      RREEF Portfolio             $138,500,000                  MSCI 2007-HQ11
                                     $271,500,000(2)                       TBD
----------------------------------------------------------------------------------------------
    4      485 Lexington Avenue        $135,000,000                  MSCI 2007-HQ11
                                       $315,000,000         Anticipated to be WCMSI 2007-C30
----------------------------------------------------------------------------------------------
    7      Deptford Mall               $80,000,000                   MSCI 2007-HQ11
                                      $60,000,000(3)                       TBD
----------------------------------------------------------------------------------------------

----------------------------------------------------------------
MORTGAGE       SPECIAL SERVICER        ORIGINAL B-NOTE BALANCES
LOAN NO.
----------------------------------------------------------------

    3       J.E. Robert Company(1)                NAP
                     TBD
----------------------------------------------------------------
    4        J.E. Robert Company                  NAP
                    TBD(1)
----------------------------------------------------------------
    7       J.E. Robert Company(1)            $20,000,000
                     TBD                    $12,500,000(4)
----------------------------------------------------------------

(1)   Lead special servicer

(2)   Includes $22,000,000 of future funding

(3)   Maximum additional A-Note future funding

(4)   Maximum additional B-Note future funding

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-10

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

IV. TOTAL POOL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                       MORTGAGE         CUT-OFF DATE       % OF
                                        LOANS            BALANCE ($)       POOL
--------------------------------------------------------------------------------
<= 1,000,000                               1                 639,118        0.0
1,000,001 - 2,000,000                     16              26,336,108        1.1
2,000,001 - 3,000,000                     20              47,884,637        2.0
3,000,001 - 4,000,000                     18              64,046,196        2.6
4,000,001 - 5,000,000                     15              68,353,256        2.8
5,000,001 - 6,000,000                     19             104,033,100        4.3
6,000,001 - 7,000,000                     10              64,892,057        2.7
7,000,001 - 8,000,000                      6              46,336,155        1.9
8,000,001 - 9,000,000                     17             146,323,115        6.1
9,000,001 - 10,000,000                     5              47,175,000        2.0
10,000,001 - 15,000,000                   16             205,495,378        8.5
15,000,001 - 20,000,000                    6             101,150,000        4.2
20,000,001 - 30,000,000                    6             129,825,000        5.4
30,000,001 >=                             16           1,365,157,456       56.5
--------------------------------------------------------------------------------
TOTAL:                                   171          $2,417,646,575      100.0%
--------------------------------------------------------------------------------
Min: $639,118                 Max: $225,000,000            Average: $14,138,284
--------------------------------------------------------------------------------

STATE

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                      MORTGAGED         CUT-OFF DATE       % OF
                                      PROPERTIES         BALANCE ($)       POOL
--------------------------------------------------------------------------------
New York                                  10             592,620,000       24.5
Virginia                                  12             219,271,786        9.1
Pennsylvania                              16             189,618,958        7.8
Texas                                     13             155,120,478        6.4
California                                14             138,433,422        5.7
Other                                    119           1,122,581,930       46.4
--------------------------------------------------------------------------------
TOTAL:                                   184          $2,417,646,575      100.0%
--------------------------------------------------------------------------------

PROPERTY TYPE

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                       MORTGAGED        CUT-OFF DATE       % OF
                                      PROPERTIES         BALANCE ($)       POOL
--------------------------------------------------------------------------------
Office                                    27             830,387,456       34.3
Retail                                    88             806,379,895       33.4
Multifamily                               28             343,954,561       14.2
Hospitality                               17             288,636,529       11.9
Industrial                                13              70,941,947        2.9
Other                                      3              29,175,000        1.2
Manufactured Housing Community             4              24,203,024          1
Mixed Use                                  2              17,000,000        0.7
Self Storage                               2               6,968,161        0.3
--------------------------------------------------------------------------------
TOTAL                                    184          $2,417,646,575      100.0%
--------------------------------------------------------------------------------

AMORTIZATION TYPE

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                       MORTGAGE         CUT-OFF DATE       % OF
                                        LOANS            BALANCE ($)       POOL
--------------------------------------------------------------------------------
Amortizing Balloon                        78             442,795,019       18.3
Interest Only                             29           1,438,932,806       59.5
Interest Only, Then Amortizing
Balloon                                   64             535,918,750       22.2
--------------------------------------------------------------------------------
TOTAL:                                   171          $2,417,646,575      100.0%
--------------------------------------------------------------------------------

MORTGAGE RATE (%)

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                       MORTGAGE         CUT-OFF DATE       % OF
                                        LOANS            BALANCE ($)       POOL
--------------------------------------------------------------------------------
5.001 - 5.500                             10             561,375,518       23.2
5.501 - 6.000                            115           1,419,530,474       58.7
6.001 - 6.500                             43             412,406,895       17.1
6.501 - 7.000                              2               6,208,688        0.3
7.001 >=                                   1              18,125,000        0.7
--------------------------------------------------------------------------------
TOTAL:                                   171          $2,417,646,575      100.0%
--------------------------------------------------------------------------------
  Min: 5.168%                 Max: 8.250%                  Wtd Avg: 5.716%
--------------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS.)

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                       MORTGAGE         CUT-OFF DATE       % OF
                                        LOANS            BALANCE ($)       POOL
--------------------------------------------------------------------------------
<= 60                                     13             376,803,611       15.6
61 - 84                                   11             403,345,254       16.7
85 - 120                                 145           1,625,647,710       67.2
121 - 180                                  2              11,850,000        0.5
--------------------------------------------------------------------------------
TOTAL:                                   171          $2,417,646,575      100.0%
--------------------------------------------------------------------------------
  Min: 60 mos.                Max: 126 mos.                Wtd Avg: 104 mos.
--------------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS.)

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                       MORTGAGE         CUT-OFF DATE       % OF
                                        LOANS            BALANCE ($)       POOL
--------------------------------------------------------------------------------
<= 60                                     14             392,603,611       16.2
61 - 84                                   10             387,545,254         16
85 - 120                                 145           1,625,647,710       67.2
121 - 180                                  2              11,850,000        0.5
--------------------------------------------------------------------------------
TOTAL:                                   171          $2,417,646,575      100.0%
--------------------------------------------------------------------------------
  Min: 55 mos.                Max: 124 mos.                Wtd Avg: 103 mos.
--------------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM (MOS.)

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                       MORTGAGE         CUT-OFF DATE       % OF
                                        LOANS            BALANCE ($)       POOL
--------------------------------------------------------------------------------
Interest Only                             29           1,438,932,806       59.5
181 - 240                                  2              19,540,801        0.8
241 - 300                                 14              98,990,386        4.1
301 - 360                                112             814,122,848       33.7
361 >=                                    14              46,059,734        1.9
--------------------------------------------------------------------------------
TOTAL:                                   171          $2,417,646,575      100.0%
--------------------------------------------------------------------------------
  Min: 240 mos.               Max: 420 mos.                Wtd Avg: 354 mos.
--------------------------------------------------------------------------------

REMAINING AMORTIZATION TERM (MOS.)

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                       MORTGAGE         CUT-OFF DATE       % OF
                                        LOANS            BALANCE ($)       POOL
--------------------------------------------------------------------------------
Interest Only                             29           1,438,932,806       59.5
181 - 240                                  2              19,540,801        0.8
241 - 300                                 14              98,990,386        4.1
301 - 360                                112             814,122,848       33.7
361 >=                                    14              46,059,734        1.9
--------------------------------------------------------------------------------
TOTAL:                                   171          $2,417,646,575      100.0%
--------------------------------------------------------------------------------
  Min: 237 mos.               Max: 420 mos.                Wtd Avg: 354 mos.
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                       MORTGAGE         CUT-OFF DATE       % OF
                                        LOANS            BALANCE ($)       POOL
--------------------------------------------------------------------------------
20.1 - 30.0                                1               5,750,000        0.2
30.1 - 40.0                                1               4,496,131        0.2
40.1 - 50.0                                6             256,148,161       10.6
50.1 - 60.0                               13             168,671,518        7.0
60.1 - 70.0                               34             399,606,087       16.5
70.1 - 75.0                               52             751,634,021       31.1
75.1 - 80.0                               62             822,252,325         34
80.1 >=                                    2               9,088,331        0.4
--------------------------------------------------------------------------------
TOTAL:                                   171          $2,417,646,575      100.0%
--------------------------------------------------------------------------------
  Min: 27.0%                  Max: 81.3%                   Wtd Avg: 69.4%
--------------------------------------------------------------------------------

BALLOON LOAN-TO-VALUE RATIO (%)

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                       MORTGAGE         CUT-OFF DATE       % OF
                                        LOANS            BALANCE ($)       POOL
--------------------------------------------------------------------------------
20.1 - 30.0                                1               5,750,000        0.2
30.1 - 40.0                                2               6,644,293        0.3
40.1 - 50.0                               14             306,739,407       12.7
50.1 - 55.0                               11             117,422,897        4.9
55.1 - 60.0                               26             199,283,960        8.2
60.1 - 65.0                               25             210,423,377        8.7
65.1 - 70.0                               50             499,186,620       20.6
70.1 - 75.0                               34             654,898,215       27.1
75.1 - 80.0                                8             417,297,806       17.3
--------------------------------------------------------------------------------
TOTAL:                                   171          $2,417,646,575      100.0%
--------------------------------------------------------------------------------
  Min: 27.0%                  Max: 80.0%                   Wtd Avg: 65.8%
--------------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO POST IO PERIOD (X)

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                       MORTGAGE         CUT-OFF DATE       % OF
                                        LOANS            BALANCE ($)       POOL
--------------------------------------------------------------------------------
<= 1.00                                    2             273,500,000       11.3
1.01 - 1.10                                2              17,100,000        0.7
1.11 - 1.20                               63             735,748,465       30.4
1.21 - 1.30                               49             493,617,999       20.4
1.31 - 1.40                               20             200,079,353        8.3
1.41 - 1.50                               11             103,036,200        4.3
1.51 - 1.60                                6              81,262,499        3.4
1.61 - 1.70                                4              60,845,274        2.5
1.71 - 1.80                                4              85,483,483        3.5
1.81 - 1.90                                2               3,598,303        0.1
1.91 - 2.00                                1              20,625,000        0.9
2.01 - 2.50                                6             337,000,000       13.9
2.51 >=                                    1               5,750,000        0.2
--------------------------------------------------------------------------------
TOTAL:                                   171          $2,417,646,575      100.0%
--------------------------------------------------------------------------------
  Min: 0.93x                  Max: 4.21x                   Wtd Avg: 1.40x
--------------------------------------------------------------------------------

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the
Cut-off Date.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-11

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

V. LOAN GROUP 1 CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                       MORTGAGE         CUT-OFF DATE       % OF
                                        LOANS            BALANCE ($)       POOL
--------------------------------------------------------------------------------
<= 1,000,000                               1                 639,118        0.1
1,000,001 - 2,000,000                     14              22,940,405        1.1
2,000,001 - 3,000,000                     17              40,588,140        2.0
3,000,001 - 4,000,000                     18              64,046,196        3.1
4,000,001 - 5,000,000                     12              55,291,271        2.7
5,000,001 - 6,000,000                     16              87,273,100        4.2
6,000,001 - 7,000,000                      9              58,097,723        2.8
7,000,001 - 8,000,000                      6              46,336,155        2.2
8,000,001 - 9,000,000                     13             111,631,134        5.4
9,000,001 - 10,000,000                     5              47,175,000        2.3
10,000,001 - 15,000,000                   11             139,114,123        6.7
15,000,001 - 20,000,000                    6             101,150,000        4.9
20,000,001 - 30,000,000                    6             129,825,000        6.3
30,000,001 >=                             13           1,157,659,650       56.1
--------------------------------------------------------------------------------
TOTAL:                                   147          $2,061,767,014      100.0%
--------------------------------------------------------------------------------
Min: $639,118                 Max: $225,000,000            Average: $14,025,626
--------------------------------------------------------------------------------

STATE

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                       MORTGAGED        CUT-OFF DATE       % OF
                                      PROPERTIES         BALANCE ($)       POOL
--------------------------------------------------------------------------------
New York                                   9             581,120,000       28.2
Pennsylvania                              15             184,298,958        8.9
California                                14             138,433,422        6.7
New Jersey                                 4             123,455,273        6.0
Texas                                     11             115,722,672        5.6
Other                                    100             918,736,688       44.5
--------------------------------------------------------------------------------
TOTAL:                                   153          $2,061,767,014      100.0%
--------------------------------------------------------------------------------

PROPERTY TYPE

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                       MORTGAGED        CUT-OFF DATE       % OF
                                      PROPERTIES         BALANCE ($)       POOL
--------------------------------------------------------------------------------
Office                                    27             830,387,456       40.3
Retail                                    88             806,379,895       39.1
Hospitality                               17             288,636,529       14.0
Industrial                                13              70,941,947        3.4
Other                                      3              29,175,000        1.4
Mixed Use                                  2              17,000,000        0.8
Manufactured Housing Community             1              12,278,024        0.6
Self Storage                               2               6,968,161        0.3
--------------------------------------------------------------------------------
TOTAL:                                   153           2,061,767,014        100%
--------------------------------------------------------------------------------

AMORTIZATION TYPE

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                       MORTGAGE         CUT-OFF DATE       % OF
                                        LOANS            BALANCE ($)       POOL
--------------------------------------------------------------------------------
Amortizing Balloon                        70             400,912,014       19.4
Interest Only                             24           1,205,935,000       58.5
Interest Only, Then Amortizing
Balloon                                   53             454,920,000       22.1
--------------------------------------------------------------------------------
TOTAL:                                   147          $2,061,767,014      100.0%
--------------------------------------------------------------------------------

MORTGAGE RATE (%)

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                       MORTGAGE         CUT-OFF DATE       % OF
                                        LOANS            BALANCE ($)       POOL
--------------------------------------------------------------------------------
5.001 - 5.500                              9             422,875,518       20.5
5.501 - 6.000                             94           1,212,049,608       58.8
6.001 - 6.500                             41             402,508,200       19.5
6.501 - 7.000                              2               6,208,688        0.3
7.001 >=                                   1              18,125,000        0.9
--------------------------------------------------------------------------------
TOTAL:                                   147          $2,061,767,014      100.0%
--------------------------------------------------------------------------------
  Min: 5.168%                 Max: 8.250%                  Wtd Avg: 5.731%
--------------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS.)

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                       MORTGAGE         CUT-OFF DATE       % OF
                                        LOANS            BALANCE ($)       POOL
--------------------------------------------------------------------------------
<= 60                                     10             185,903,611          9
61 - 84                                   10             372,747,448       18.1
85 - 120                                 125            1491,265,955       72.3
121 - 180                                  2              11,850,000        0.6
--------------------------------------------------------------------------------
TOTAL:                                   147          $2,061,767,014      100.0%
--------------------------------------------------------------------------------
  Min: 60 mos.                Max: 126 mos.                Wtd Avg: 107 mos.
--------------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS.)

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                       MORTGAGE         CUT-OFF DATE       % OF
                                        LOANS            BALANCE ($)       POOL
--------------------------------------------------------------------------------
<= 60                                     11             201,703,611        9.8
61 - 84                                    9             356,947,448       17.3
85 - 120                                 125           1,491,265,955       72.3
121 - 180                                  2              11,850,000        0.6
--------------------------------------------------------------------------------
TOTAL:                                   147          $2,061,767,014      100.0%
--------------------------------------------------------------------------------
  Min: 55 mos.                Max: 124 mos.                Wtd Avg: 106 mos.
--------------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM (MOS.)

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                       MORTGAGE         CUT-OFF DATE       % OF
                                        LOANS            BALANCE ($)       POOL
--------------------------------------------------------------------------------
Interest Only                             24           1,205,935,000       58.5
181 - 240                                  2              19,540,801        0.9
241 - 300                                 13              92,990,386        4.5
301 - 360                                 94             697,241,093       33.8
361 >=                                    14              46,059,734        2.2
--------------------------------------------------------------------------------
TOTAL:                                   147          $2,061,767,014      100.0%
--------------------------------------------------------------------------------
  Min: 240 mos.               Max: 420 mos.                Wtd Avg: 354 mos.
--------------------------------------------------------------------------------

REMAINING AMORTIZATION TERM (MOS.)

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                       MORTGAGE         CUT-OFF DATE       % OF
                                        LOANS            BALANCE ($)       POOL
--------------------------------------------------------------------------------
Interest Only                             24           1,205,935,000       58.5
181 - 240                                  2              19,540,801        0.9
241 - 300                                 13              92,990,386        4.5
301 - 360                                 94             697,241,093       33.8
361 >=                                    14              46,059,734        2.2
--------------------------------------------------------------------------------
TOTAL:                                   147          $2,061,767,014      100.0%
--------------------------------------------------------------------------------
  Min: 237 mos.               Max: 420 mos.                Wtd Avg: 353 mos.
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                       MORTGAGE         CUT-OFF DATE       % OF
                                        LOANS            BALANCE ($)       POOL
--------------------------------------------------------------------------------
20.1 - 30.0                                1               5,750,000        0.3
30.1 - 40.0                                1               4,496,131        0.2
40.1 - 50.0                                6             256,148,161       12.4
50.1 - 60.0                               11             148,371,518        7.2
60.1 - 70.0                               29             363,469,248       17.6
70.1 - 75.0                               46             726,522,747       35.2
75.1 - 80.0                               51             547,920,877       26.6
80.1 >=                                    2               9,088,331        0.4
--------------------------------------------------------------------------------
TOTAL:                                   147          $2,061,767,014      100.0%
--------------------------------------------------------------------------------
  Min: 27.0%                  Max: 81.3%                   Wtd Avg: 68.6%
--------------------------------------------------------------------------------

BALLOON LOAN-TO-VALUE RATIO (%)

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                       MORTGAGE         CUT-OFF DATE       % OF
                                        LOANS            BALANCE ($)       POOL
--------------------------------------------------------------------------------
20.1 - 30.0                                1               5,750,000        0.3
30.1 - 40.0                                2               6,644,293        0.3
40.1 - 50.0                               13             297,939,407       14.5
50.1 - 55.0                                9              92,535,392        4.5
55.1 - 60.0                               22             183,773,922        8.9
60.1 - 65.0                               21             188,630,826        9.1
65.1 - 70.0                               44             467,448,708       22.7
70.1 - 75.0                               31             623,244,465       30.2
75.1 - 80.0                                4             195,800,000        9.5
--------------------------------------------------------------------------------
TOTAL:                                   147          $2,061,767,014      100.0%
--------------------------------------------------------------------------------

  Min: 27.0%                  Max: 80.0%                   Wtd Avg: 64.8%
--------------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO POST IO PERIOD (X)

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                       MORTGAGE         CUT-OFF DATE       % OF
                                        LOANS            BALANCE ($)       POOL
--------------------------------------------------------------------------------
<= 1.00                                    1             135,000,000        6.5
1.11 - 1.20                               51             623,667,469       30.2
1.21 - 1.30                               44             462,701,753       22.4
1.31 - 1.40                               18             184,894,839        9.0
1.41 - 1.50                               10              72,438,394        3.5
1.51 - 1.60                                6              81,262,499        3.9
1.61 - 1.70                                3              49,345,274        2.4
1.71 - 1.80                                4              85,483,483        4.1
1.81 - 1.90                                2               3,598,303        0.2
1.91 - 2.00                                1              20,625,000        1.0
2.01 - 2.50                                6             337,000,000       16.3
2.51 >=                                    1               5,750,000        0.3
--------------------------------------------------------------------------------
TOTAL:                                   147          $2,061,767,014      100.0%
--------------------------------------------------------------------------------
  Min: 0.93x                  Max: 4.21x                   Wtd Avg: 1.45x
--------------------------------------------------------------------------------

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the
Cut-off Date.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-12

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

VI. LOAN GROUP 2 CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                       MORTGAGE         CUT-OFF DATE       % OF
                                        LOANS            BALANCE ($)       POOL
--------------------------------------------------------------------------------
1,000,001 - 2,000,000                      2               3,395,703        1.0
2,000,001 - 3,000,000                      3               7,296,497        2.1
4,000,001 - 5,000,000                      3              13,061,985        3.7
5,000,001 - 6,000,000                      3              16,760,000        4.7
6,000,001 - 7,000,000                      1               6,794,334        1.9
8,000,001 - 9,000,000                      4              34,691,981        9.7
10,000,001 - 15,000,000                    5              66,381,255       18.7
30,000,001 >=                              3             207,497,806       58.3
--------------------------------------------------------------------------------
TOTAL:                                    24          $  355,879,561      100.0%
--------------------------------------------------------------------------------
Min: $1,598,695               Max: $138,500,0000           Average: $14,828,315
--------------------------------------------------------------------------------

STATE

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                       MORTGAGED        CUT-OFF DATE       % OF
                                      PROPERTIES         BALANCE ($)       POOL
--------------------------------------------------------------------------------
Virginia                                   7             134,934,604       37.9
Texas                                      2              39,397,806       11.1
Nevada                                     1              38,400,000       10.8
Delaware                                   2              21,979,486        6.2
Arizona                                    4              21,485,000        6.0
Other                                     15              99,682,665       27.9
--------------------------------------------------------------------------------
TOTAL:                                    31          $  355,879,561      100.0%
--------------------------------------------------------------------------------

PROPERTY TYPE

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                       MORTGAGED        CUT-OFF DATE       % OF
                                      PROPERTIES         BALANCE ($)       POOL
--------------------------------------------------------------------------------
Multifamily                               28             343,954,561       96.6
Manufactured Housing Community             3              11,925,000        3.4
--------------------------------------------------------------------------------
TOTAL:                                    31          $  355,879,561      100.0%
--------------------------------------------------------------------------------

AMORTIZATION TYPE

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                       MORTGAGE         CUT-OFF DATE       % OF
                                        LOANS            BALANCE ($)       POOL
--------------------------------------------------------------------------------
Amortizing Balloon                         8              41,883,005       11.8
Interest Only                              5             232,997,806       65.5
Interest Only, Then Amortizing
Balloon                                   11              80,998,750       22.8
--------------------------------------------------------------------------------
TOTAL:                                    24          $  355,879,561      100.0%
--------------------------------------------------------------------------------

MORTGAGE RATE (%)

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                       MORTGAGE         CUT-OFF DATE       % OF
                                        LOANS            BALANCE ($)       POOL
--------------------------------------------------------------------------------
5.001 - 5.500                              1             138,500,000       38.9
5.501 - 6.000                             21             207,480,866       58.3
6.001 - 6.500                              2               9,898,695        2.8
--------------------------------------------------------------------------------
TOTAL:                                    24          $  355,879,561      100.0%
--------------------------------------------------------------------------------
  Min: 5.470%                 Max: 6.060%                  Wtd Avg: 5.628%
--------------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS.)

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                       MORTGAGE         CUT-OFF DATE       % OF
                                        LOANS            BALANCE ($)       POOL
--------------------------------------------------------------------------------
<= 60                                      3             190,900,000       53.6
61 - 84                                    1              30,597,806        8.6
85 - 120                                  20             134,381,755       37.8
--------------------------------------------------------------------------------
TOTAL:                                    24          $  355,879,561      100.0%
--------------------------------------------------------------------------------
  Min: 60 mos.                Max: 120 mos.                Wtd Avg: 83 mos.
--------------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS.)

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                       MORTGAGE         CUT-OFF DATE       % OF
                                        LOANS            BALANCE ($)       POOL
--------------------------------------------------------------------------------
<= 60                                      3             190,900,000       53.6
61 - 84                                    1              30,597,806        8.6
85 - 120                                  20             134,381,755       37.8
--------------------------------------------------------------------------------
TOTAL:                                    24          $  355,879,561      100.0%
--------------------------------------------------------------------------------
  Min: 57 mos.                Max: 120 mos.                Wtd Avg: 81 mos.
--------------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM (MOS.)

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                       MORTGAGE         CUT-OFF DATE       % OF
                                        LOANS            BALANCE ($)       POOL
--------------------------------------------------------------------------------
Interest Only                              5             232,997,806       65.5
241 - 300                                  1               6,000,000        1.7
301 - 360                                 18             116,881,755       32.8
--------------------------------------------------------------------------------
TOTAL:                                    24          $  355,879,561      100.0%
--------------------------------------------------------------------------------
  Min: 300 mos.               Max: 360 mos.                Wtd Avg: 357 mos.
--------------------------------------------------------------------------------

REMAINING AMORTIZATION TERM (MOS.)

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                       MORTGAGE         CUT-OFF DATE       % OF
                                        LOANS            BALANCE ($)       POOL
--------------------------------------------------------------------------------
Interest Only                              5             232,997,806       65.5
241 - 300                                  1               6,000,000        1.7
301 - 360                                 18             116,881,755       32.8
--------------------------------------------------------------------------------
TOTAL:                                    24             355,879,561      100.0%
--------------------------------------------------------------------------------
  Min: 300 mos.               Max: 360 mos.                Wtd Avg: 357 mos.
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                       MORTGAGE         CUT-OFF DATE       % OF
                                        LOANS            BALANCE ($)       POOL
--------------------------------------------------------------------------------
50.1 - 60.0                                2              20,300,000        5.7
60.1 - 70.0                                5              36,136,839       10.2
70.1 - 75.0                                6              25,111,273        7.1
75.1 - 80.0                               11             274,331,449       77.1
--------------------------------------------------------------------------------
TOTAL:                                    24          $  355,879,561      100.0%
--------------------------------------------------------------------------------
  Min: 51.6%                  Max: 80.0%                   Wtd Avg: 74.5%
--------------------------------------------------------------------------------

BALLOON LOAN-TO-VALUE RATIO (%)

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                       MORTGAGE         CUT-OFF DATE       % OF
                                        LOANS            BALANCE ($)       POOL
--------------------------------------------------------------------------------
40.1 - 50.0                                1               8,800,000        2.5
50.1 - 55.0                                2              24,887,505          7
55.1 - 60.0                                4              15,510,037        4.4
60.1 - 65.0                                4              21,792,551        6.1
65.1 - 70.0                                6              31,737,912        8.9
70.1 - 75.0                                3              31,653,750        8.9
75.1 - 80.0                                4             221,497,806       62.2
--------------------------------------------------------------------------------
TOTAL:                                    24          $  355,879,561      100.0%
--------------------------------------------------------------------------------
  Min: 46.3%                  Max: 80.0%                   Wtd Avg: 71.8%
--------------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO POST IO PERIOD (X)

--------------------------------------------------------------------------------
                                        NO. OF             AGGREGATE
                                       MORTGAGE         CUT-OFF DATE       % OF
                                        LOANS            BALANCE ($)       POOL
--------------------------------------------------------------------------------
<= 1.00                                    1             138,500,000       38.9
1.01 - 1.10                                2              17,100,000        4.8
1.11 - 1.20                               12             112,080,996       31.5
1.21 - 1.30                                5              30,916,246        8.7
1.31 - 1.40                                2              15,184,514        4.3
1.41 - 1.50                                1              30,597,806        8.6
1.61 - 1.70                                1              11,500,000        3.2
--------------------------------------------------------------------------------
TOTAL:                                    24          $  355,879,561      100.0%
--------------------------------------------------------------------------------
  Min: 1.00x                  Max: 1.70x                   Wtd Avg: 1.15x
--------------------------------------------------------------------------------

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the
Cut-off Date.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-13

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

PREPAYMENT RESTRICTION ANALYSIS

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)(2)

TOTAL POOL

--------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                   FEB-07           FEB-08           FEB-09           FEB-10           FEB-11
--------------------------------------------------------------------------------------------------------------------

Locked Out                                96.23%           94.64%           74.58%           67.37%           67.37%
Yield Maintenance Total                    3.77%            5.36%           25.42%           32.63%           32.63%
Prepayment Premium Points Total            0.00%            0.00%            0.00%            0.00%            0.00%
Open                                       0.00%            0.00%            0.00%            0.00%            0.00%
--------------------------------------------------------------------------------------------------------------------
TOTALS                                   100.00%          100.00%          100.00%          100.00%          100.00%
--------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding         $2,417,646,575   $2,411,520,018   $2,404,624,065   $2,396,293,797   $2,385,881,723
% Initial Pool Balance                   100.00%           99.75%           99.46%           99.12%           98.69%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                   FEB-12           FEB-13           FEB-14           FEB-15           FEB-16
--------------------------------------------------------------------------------------------------------------------

Locked Out                                61.98%           61.48%           60.01%           59.94%           60.17%
Yield Maintenance Total                   34.24%           33.91%           37.51%           37.60%           37.38%
Prepayment Premium Points Total            1.72%            1.81%            2.12%            2.10%            2.09%
Open                                       2.06%            2.80%            0.36%            0.36%            0.36%
--------------------------------------------------------------------------------------------------------------------
TOTALS                                   100.00%          100.00%          100.00%          100.00%          100.00%
--------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding         $1,987,516,692   $1,858,008,235   $1,566,841,277   $1,550,709,616   $1,525,743,634
% Initial Pool Balance                    82.21%           76.85%           64.81%           64.14%           63.11%
--------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------
PREPAYMENT RESTRICTIONS                   FEB-17           FEB-18
-----------------------------------------------------------------

Locked Out                                 0.00%            0.00%
Yield Maintenance Total                    0.00%            0.00%
Prepayment Premium Points Total            0.00%            0.00%
Open                                     100.00%            0.00%
-----------------------------------------------------------------
TOTALS                                   100.00%            0.00%
-----------------------------------------------------------------
Pool Balance Outstanding         $   10,427,360   $            0
% Initial Pool Balance                     0.43%            0.00%
-----------------------------------------------------------------

LOAN GROUP 1

--------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                   FEB-07           FEB-08           FEB-09           FEB-10           FEB-11
--------------------------------------------------------------------------------------------------------------------

Locked Out                                96.54%           94.68%           73.91%           65.70%           65.70%
Yield Maintenance Total                    3.46%            5.32%           26.09%           34.30%           34.30%
Prepayment Premium Points Total            0.00%            0.00%            0.00%            0.00%            0.00%
Open                                       0.00%            0.00%            0.00%            0.00%            0.00%
--------------------------------------------------------------------------------------------------------------------
TOTALS                                   100.00%          100.00%          100.00%          100.00%          100.00%
--------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding         $2,061,767,014   $2,056,155,197   $2,049,880,264   $2,042,392,019   $2,033,069,563
% Initial Pool Balance                   100.00%           99.73%           99.42%           99.06%           98.61%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                   FEB-12           FEB-13           FEB-14           FEB-15           FEB-16
--------------------------------------------------------------------------------------------------------------------

Locked Out                                61.87%           60.23%           58.41%           58.34%           58.26%
Yield Maintenance Total                   35.70%           34.81%           38.90%           38.99%           39.10%
Prepayment Premium Points Total            1.87%            1.95%            2.30%            2.28%            2.26%
Open                                       0.56%            3.00%            0.39%            0.39%            0.38%
--------------------------------------------------------------------------------------------------------------------
TOTALS                                   100.00%          100.00%          100.00%          100.00%          100.00%
--------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding         $1,826,807,989   $1,729,656,248   $1,440,373,217   $1,426,238,020   $1,411,239,165
% Initial Pool Balance                    88.60%           83.89%           69.86%           69.18%           68.45%
--------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------
PREPAYMENT RESTRICTIONS                   FEB-17           FEB-18
-----------------------------------------------------------------

Locked Out                                 0.00%            0.00%
Yield Maintenance Total                    0.00%            0.00%
Prepayment Premium Points Total            0.00%            0.00%
Open                                     100.00%            0.00%
-----------------------------------------------------------------
TOTALS                                   100.00%            0.00%
-----------------------------------------------------------------
Pool Balance Outstanding         $   10,427,360  $             0
% Initial Pool Balance                     0.51%            0.00%
-----------------------------------------------------------------

LOAN GROUP 2

--------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                   FEB-07           FEB-08         FEB-09             FEB-10           FEB-11
--------------------------------------------------------------------------------------------------------------------

Locked Out                                94.38%           94.37%         78.48%             76.98%           77.00%
Yield Maintenance Total                    5.62%            5.63%         21.52%             23.02%           23.00%
Prepayment Premium Points Total            0.00%            0.00%          0.00%              0.00%            0.00%
Open                                       0.00%            0.00%          0.00%              0.00%            0.00%
--------------------------------------------------------------------------------------------------------------------
TOTALS                                   100.00%          100.00%        100.00%            100.00%          100.00%
--------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding         $  355,879,561   $  355,364,821   $354,743,801     $  353,901,778   $  352,812,160
% Initial Pool Balance                   100.00%           99.86%         99.68%             99.44%           99.14%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                   FEB-12           FEB-13         FEB-14             FEB-15           FEB-16
--------------------------------------------------------------------------------------------------------------------

Locked Out                                63.28%           78.22%         78.28%             78.34%           83.79%
Yield Maintenance Total                   17.68%           21.78%         21.72%             21.66%           16.21%
Prepayment Premium Points Total            0.00%            0.00%          0.00%              0.00%            0.00%
Open                                      19.04%            0.00%          0.00%              0.00%            0.00%
--------------------------------------------------------------------------------------------------------------------
TOTALS                                   100.00%          100.00%        100.00%            100.00%          100.00%
--------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding         $  160,708,703   $  128,351,987   $126,468,060     $  124,471,596   $  114,504,469
% Initial Pool Balance                    45.16%           36.07%         35.54%             34.98%           32.18%
--------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------
PREPAYMENT RESTRICTIONS                   FEB-17           FEB-18
-----------------------------------------------------------------

Locked Out                                 0.00%            0.00%
Yield Maintenance Total                    0.00%            0.00%
Prepayment Premium Points Total            0.00%            0.00%
Open                                       0.00%            0.00%
-----------------------------------------------------------------
TOTALS                                     0.00%            0.00%
-----------------------------------------------------------------
Pool Balance Outstanding         $            0   $            0
% Initial Pool Balance                     0.00%            0.00%
-----------------------------------------------------------------

Notes:

(1)   The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Free Writing Prospectus

(2)   See Appendix II of the Free Writing Prospectus for a description of the
      Yield Maintenance

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-14

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-15

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 1 - ONE SEAPORT PLAZA
--------------------------------------------------------------------------------

                      [2 PHOTOS OF ONE SEAPORT PLAZA OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-16

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 1 - ONE SEAPORT PLAZA
--------------------------------------------------------------------------------

                       [MAP OF ONE SEAPORT PLAZA OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-17

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 1 - ONE SEAPORT PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:            MSMC

ORIGINAL BALANCE(1) :            $225,000,000

CUT-OFF DATE BALANCE(1):         $225,000,000

SHADOW RATING (MOODY'S/S&P):     BBB- / BBB-

LOAN PURPOSE:                    Refinance

FIRST PAYMENT DATE:              February 9, 2007

INTEREST RATE:                   5.1678%

AMORTIZATION:                    Interest Only

ARD:                             NAP

HYPERAMORTIZATION:               NAP

MATURITY DATE:                   January 9, 2017

EXPECTED MATURITY BALANCE:       $225,000,000

SPONSORS:                        Jack Resnick & Sons

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Locked out until the earlier of December 20,
                                 2009 or 2 years after the REMIC "start-up" day,
                                 with U.S. Treasury defeasance or the payment of
                                 the greater of Yield Maintenane and 1% of the
                                 principal balance thereafter. Prepayable
                                 without a premium from and after October 9,
                                 2016.

LOAN PER SF(1):                  $219.46

UP-FRONT RESERVES:               None

ONGOING RESERVES:                OPEX (including insurance):  Springing
                                 RE Tax:                      Springing

LOCKBOX:                         Springing Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Office

PROPERTY SUB-TYPE:               Urban

LOCATION:                        New York, NY

YEAR BUILT/RENOVATED:            1984 / NAP

PERCENT LEASED(2):               100.0%

SQUARE FOOTAGE                   1,025,225

THE COLLATERAL:                  35-story office building

OWNERSHIP INTEREST(3):           Fee

PROPERTY MANAGEMENT:             Jack Resnick & Sons, Inc.

3RD MOST RECENT NOI (AS OF):     NAP

2ND MOST RECENT NOI (AS OF):     $27,230,278 (2004)

MOST RECENT NOI (AS OF):         $24,208,949 (2005)

U/W NET OP. INCOME:              $29,455,320

U/W NET CASH FLOW:               $27,312,307

U/W OCCUPANCY:                   100.0%

APPRAISED VALUE:                 $480,000,000

CUT-OFF DATE LTV(1):             46.9%

MATURITY DATE LTV(1):            46.9%

DSCR(1):                         2.32x

POST IO DSCR:                    NAP
--------------------------------------------------------------------------------

(1)   The subject $225,000,000 loan represents the $225,000,000 senior portion of a $240,000,000 mortgage loan. All LTV, DSCR and Loan per SF numbers in this table are based on the $225,000,000 senior financing.

(2)   Percent Leased is based on the rent roll dated January 1, 2007.

(3)   The borrower has a fee ownership interest in approximately 83.8% of the
      One Seaport Plaza Property and a leasehold interest in the remaining portion of the One Seaport Plaza Property. The development authority
      ("IDA") is currently the fee owner of the portion of the One Seaport Plaza
      Property in which the borrower has a leasehold interest. The borrower owns a reversionary right in the portion of the One Seaport Plaza Property in which it has a leasehold interest. The fee estate automatically reverts back to Borrower on June 30, 2017. The IDA has joined in the mortgage and granted the lender a security interest in the portion of the One Seaport
      Plaza Property in which the IDA holds the fee interest. Accordingly, the mortgage is described here as a fee simple mortgage.

THE ONE SEAPORT PLAZA LOAN

      THE LOAN. The largest loan (the "One Seaport Plaza Loan") as evidenced by the Amended and Restated Promissory Note (the "One Seaport Plaza Note") is
secured by a first priority fee Consolidated, Amended and Restated Mortgage,
Assignment of Leases and Rents and Security Agreement (the "One Seaport Plaza
Mortgage") encumbering the 1,025,225 square foot office building in New York,
New York known as One Seaport Plaza (the "One Seaport Plaza Property"). The One
Seaport Plaza Loan was originated on December 20, 2006 by or on behalf of Morgan
Stanley Mortgage Capital Inc.

      THE BORROWER. The borrower is Resnick Seaport, LLC, a Delaware limited liability company (the "One Seaport Plaza Borrower") that owns no material asset other than the One Seaport Plaza Property and related interests. The One Seaport
Plaza Borrower is controlled by Jack Resnick & Sons, Inc., a family owner/developer of New York commercial and residential property. Jack Resnick &
Sons owns and manages approximately 5 million square feet of Manhattan office properties and over 1,500 residential apartments.

      THE PROPERTY. The One Seaport Plaza Property, located in the Downtown business district of New York, New York, was originally constructed in 1984. It is situated at 199 Water Street, between John and Fulton Streets in lower
Manhattan, with unobstructed views of the East River. The One Seaport Plaza property is a 1,025,225 square foot, 35-story class "A" office building, with street-level retail and

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-18

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

restaurants. The One Seaport Plaza Property is situated on a full city block with land measuring approximately 39,505 square feet, and it contains a single-level, below-grade 99-space parking garage.

The following table presents certain information relating to the major tenants at the One Seaport Plaza Property:

-----------------------------------------------------------------------------------------------------------------------------
                                                                                     % OF TOTAL     ANNUALIZED
                              CREDIT RATING                          ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                                 (FITCH/         TENANT     % OF    UNDERWRITTEN    UNDERWRITTEN     BASE RENT      LEASE
      TENANT NAME            MOODY'S/S&P)(1)      NRSF      NRSF    BASE RENT ($)     BASE RENT    ($ PER NRSF)   EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------

Wachovia Bank                  AA-/Aa3/A+        468,014     46%     $15,856,314         47%          $33.88       12/01/14
-----------------------------------------------------------------------------------------------------------------------------
Aon Corp                     BBB+/Baa2/BBB+      199,066     19%      $6,419,859         19%          $32.25       09/01/18
-----------------------------------------------------------------------------------------------------------------------------
The Legal Aid Society           --/--/--         115,378     11%      $3,514,414         10%          $30.46       10/01/23
-----------------------------------------------------------------------------------------------------------------------------
Scor Us Corp.                   --/--/--          65,484      6%      $2,619,360          8%          $40.00       06/01/10
-----------------------------------------------------------------------------------------------------------------------------
Us Aviation Underwriters        --/--/--          58,454      6%      $2,300,749          7%          $39.36       12/01/12
-----------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                           906,396     88%     $30,710,697         91%          $33.88
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Other Tenants                      NAP           118,829     12%      $3,118,826          9%          $26.25       Various
-----------------------------------------------------------------------------------------------------------------------------
Vacant Space                       NAP                 0      0%              $0          0%           $0.00         NAP
-----------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                         1,025,225    100%     $33,829,522        100%          $33.00
-----------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents certain information relating to the lease rollover at One Seaport Plaza Property:

-----------------------------------------------------------------------------------------------------------
                                         LEASE ROLLOVER SCHEDULE

                 # OF     AVERAGE BASE    % OF TOTAL                   % OF TOTAL BASE    CUMULATIVE % OF
                LEASES    RENT PER SF    SQUARE FEET   CUMULATIVE %    RENTAL REVENUES   TOTAL BASE RENTAL
     YEAR       ROLLING     ROLLING        ROLLING     OF SF ROLLING       ROLLING       REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------

    Vacant         0          $0.00            0%            0%               0%                 0%
-----------------------------------------------------------------------------------------------------------
     MTM           1          $0.00            0%            0%               0%                 0%
-----------------------------------------------------------------------------------------------------------
     2007          0          $0.00            0%            0%               0%                 0%
-----------------------------------------------------------------------------------------------------------
     2008          0          $0.00            0%            0%               0%                 0%
-----------------------------------------------------------------------------------------------------------
     2009          0          $0.00            0%            0%               0%                 0%
-----------------------------------------------------------------------------------------------------------
     2010          2         $36.60           10%           10%              11%                11%
-----------------------------------------------------------------------------------------------------------
     2011          1         $47.07            0%           10%               1%                11%
-----------------------------------------------------------------------------------------------------------
     2012          1         $39.36            6%           16%               7%                18%
-----------------------------------------------------------------------------------------------------------
     2013          0          $0.00            0%           16%               0%                18%
-----------------------------------------------------------------------------------------------------------
     2014         17         $33.89           49%           65%              50%                68%
-----------------------------------------------------------------------------------------------------------
     2015          0          $0.00            0%           65%               0%                68%
-----------------------------------------------------------------------------------------------------------
     2016          1         $21.94            2%           67%               1%                70%
-----------------------------------------------------------------------------------------------------------
2017 & Beyond      5         $30.14           33%          100%              30%               100%
-----------------------------------------------------------------------------------------------------------

      ESCROWS AND RESERVES. Upon the occurrence and continuance of a lockbox trigger period (i.e. while an event of default has commenced and remains uncured), the One Seaport Plaza Borrower is required to deposit: (a) the amounts required for payment of debt service for the applicable period of time into a reserve debt service account, (b) all accrued real estate taxes for the tax year into a reserve tax account and to deposit into this reserve tax account 1/12 of the total annual amount monthly, and (c) the amount of monthly operating expenses necessary for the operation of the One Seaport Plaza Property as set forth in the annual budget (which amount shall include 1/12 of the insurance premiums estimated to be payable for the renewal of coverage afforded by the insurance policies).

      LOCKBOX AND CASH MANAGEMENT. A springing to hard lockbox mechanism is in place with respect to the One Seaport Plaza Loan. A hard lockbox will be established if an event of default occurs and it will remain in place until the event of default is cured for the first time. If a subsequent event of default occurs, regardless of whether or not it is cured, the hard lockbox will remain in place until the One Seaport Plaza Loan has been paid in full.

      PROPERTY MANAGEMENT. The One Seaport Plaza Property is managed by Jack
Resnick & Sons, Inc., which is affiliated with the One Seaport Plaza Borrower.
The management agreement is subordinate to the One Seaport Plaza Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Provided no event of default has occurred and is continuing, upon not less than 30 days prior written notice to lender, an entity meeting the single purpose requirements of the One Seaport
Plaza Loan, having a direct or indirect 100% ownership interest in One Seaport
Plaza Borrower and formed in order to serve as a mezzanine borrower under a mezzanine loan may incur mezzanine financing in accordance with the following requirements: (a) the LTV immediately following the closing of mezzanine loan based on the aggregate principal balance of the One Seaport Plaza Loan and the mezzanine loan cannot be

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-19

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

greater than 70%; (b) the mezzanine lender must be a qualified lender under the
One Seaport Plaza Loan; (c) the mezzanine lender must enter into an intercreditor agreement similar to the form attached to the One Seaport Plaza
Loan; (d) if the mezzanine loan bears a floating interest rate there will be an interest rate cap at a fixed strike price; and (e) the mezzanine lender must deliver a rating agency confirmation of no downgrade or qualification of the
REMIC certificates.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). The One
Seaport Plaza Property is additionally encumbered by a B-Note with an original principal balance as of the Cut-off Date of $15,000,000, which is not included in the trust. The aggregate mortgage loan is $240,000,000 with an aggregate LTV of 50.0% and an aggregate underwritten DSCR of 2.16x.

      RELEASE OF PARCELS.  Not allowed.

      Certain additional information regarding the One Seaport Plaza Loan and the One Seaport Plaza Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-20

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-21

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 2 - 525 SEVENTH AVENUE
--------------------------------------------------------------------------------

                      [PHOTO OF 525 SEVENTH AVENUE OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-22

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 2 - 525 SEVENTH AVENUE
--------------------------------------------------------------------------------

                       [MAP OF 525 SEVENTH AVENUE OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-23

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 2 - 525 SEVENTH AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:            MSMC

ORIGINAL BALANCE:                $172,000,000

CUT-OFF DATE BALANCE:            $172,000,000

SHADOW RATING (MOODY'S/S&P):     NAP

LOAN PURPOSE:                    Refinance

FIRST PAYMENT DATE:              March 8, 2007

INTEREST RATE:                   5.540%

AMORTIZATION:                    Interest Only

ARD:                             NAP

HYPERAMORTIZATION:               NAP

MATURITY DATE:                   February 8, 2017

EXPECTED MATURITY BALANCE:       $172,000,000

SPONSORS:                        Olmstead Properties, Inc. & Enterprise
                                 Asset Management, Inc.

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Locked out until the earlier of January 18,
                                 2011 or 2 years after the REMIC "start-up" day,
                                 with U.S. Treasury defeasance thereafter.
                                 Prepayable without a premium from and after
                                 August 8, 2016.

LOAN PER SF:                     $370.84

UP-FRONT RESERVES:               RE Tax:                      $615,964
                                 Insurance:                   $143,046
                                 Free Rent:                   $1,916,759

ONGOING RESERVES:                Cap Ex:                      $6,571/month
                                 RE Tax:                      $307,982/month
                                 Insurance:                   $14,305/month
                                 Free Rent:                   Springing
                                 TI/LC:                       Springing

LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Office

PROPERTY SUB-TYPE:               Urban

LOCATION:                        New York, NY

YEAR BUILT/RENOVATED:            1925 / NAP

PERCENT LEASED(1):               96.7%

SQUARE FOOTAGE:                  463,818

THE COLLATERAL:                  23-story Class B office building

OWNERSHIP INTEREST:              Fee

PROPERTY MANAGEMENT:             Olmstead Properties, Inc.

3RD MOST RECENT NOI (AS OF):     $10,849,669 (2004)

2ND MOST RECENT NOI (AS OF):     $11,028,977 (2005)

MOST RECENT NOI (AS OF):         $10,750,039 (T-12 11/30/06)

U/W NET OP. INCOME:              $12,060,006

U/W NET CASH FLOW:               $11,211,378

U/W OCCUPANCY:                   96.7%

APPRAISED VALUE:                 $225,000,000

CUT-OFF DATE LTV:                76.4%

MATURITY DATE LTV:               76.4%

DSCR:                            1.16x

POST IO DSCR:                    NAP
--------------------------------------------------------------------------------

(1)   Percent Leased is based on the rent roll dated January 2, 2007.

THE 525 SEVENTH AVENUE LOAN

      THE LOAN. The second largest loan (the "525 Seventh Avenue Loan") as evidenced by the Consolidated, Amended and Restated Promissory Note (the "525
Seventh Avenue Note") is secured by a first priority fee Consolidated, Amended and Restated Mortgage, Assignment of Leases and Rents and Security Agreement
(the "525 Seventh Avenue Mortgage") encumbering the 463,818 square foot Class B office building known as 525 Seventh Avenue, located in New York, New York (the
"525 Seventh Avenue Property"). The 525 Seventh Avenue Loan was originated on
January 18, 2007 by or on behalf of Morgan Stanley Mortgage Capital Inc.

      THE BORROWER. The borrower is 525 Delaware LLC, a Delaware limited liability company (the "525 Seventh Avenue Borrower") that owns no material asset other than the 525 Seventh Avenue Property and related interests. The sponsors, Olmstead Properties, Inc. and Enterprise Asset Management, Inc.,
indirectly control a majority interest in the 525 Seventh Avenue Borrower.
Olmstead Properties, Inc. is a privately owned full service real estate company that owns and/or manages over thirty income producing properties totally approximately 3 million square feet. Enterprise Asset Management, Inc. is a privately owned, family-run investment company that currently owns interests in approximately 3 million square feet of office buildings, 1 million square feet of retail space, and over 1,000 multifamily residential units.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-24

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

      THE PROPERTY. The 525 Seventh Avenue Property is located just south of
Times Square in the Midtown Garment Center district of New York, New York, at
525 Seventh Avenue. The 525 Seventh Avenue Property was originally constructed in 1925. It consists of a 463,818 square foot, 23-story Class B multi-tenant office building. The 525 Seventh Avenue Property contains 15,060 square feet of retail space. The 525 Seventh Avenue Property is situated on approximately 0.45 acres. Tenants engaged in apparel showroom space represent the majority of office space in the building.

      The following table presents certain information relating to the major tenants at the 525 Seventh Avenue Property:

----------------------------------------------------------------------------------------------------------------------------
                                                                                    % OF TOTAL     ANNUALIZED
                              CREDIT RATING                         ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                                 (FITCH/        TENANT      % OF   UNDERWRITTEN    UNDERWRITTEN    BASE RENT       LEASE
       TENANT NAME           MOODY'S/S&P)(1)     NRSF       NRSF   BASE RENT ($)    BASE RENT     ($ PER NRSF)   EXPIRATION
----------------------------------------------------------------------------------------------------------------------------

Jones Apparel Group, Inc.     --/Baa3/BBB-       54,112      12%    $2,060,227          12%           $38.07      12/31/19
----------------------------------------------------------------------------------------------------------------------------
Kobra International Ltd.        --/--/--         23,025       5%      $813,436           5%           $35.33      12/31/10
----------------------------------------------------------------------------------------------------------------------------
Duane Reade                    --/Caa3/CCC        6,900       1%      $690,000           4%          $100.00      05/31/13
----------------------------------------------------------------------------------------------------------------------------
SchoolNet Inc.                  --/--/--         22,233       5%      $729,177           4%           $32.80      07/31/10
----------------------------------------------------------------------------------------------------------------------------
B&J Fabrics Inc.                --/--/--         17,427       4%      $674,425           4%           $38.70      03/31/18
----------------------------------------------------------------------------------------------------------------------------
Magaschoni Apparel Group        --/--/--         20,234       4%      $604,324           3%           $29.87      07/31/16
----------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                          143,931      31%    $5,571,588          32%           $38.71
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Other Tenants                      NAP          304,581      66%   $11,813,475          68%           $38.79       Various
----------------------------------------------------------------------------------------------------------------------------
Vacant Space                       NAP           15,306       3%            $0           0%            $0.00         NAP
----------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                          463,818     100%   $17,385,063         100%           $38.76
----------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents certain information relating to the lease rollover at 525 Seventh Avenue Property:

-----------------------------------------------------------------------------------------------------------
                                          LEASE ROLLOVER SCHEDULE

                 # OF     AVERAGE BASE   % OF TOTAL                    % OF TOTAL BASE    CUMULATIVE % OF
                LEASES    RENT PER SF    SQUARE FEET    CUMULATIVE %   RENTAL REVENUES   TOTAL BASE RENTAL
     YEAR       ROLLING     ROLLING       ROLLING      OF SF ROLLING       ROLLING        REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------

    Vacant         9          $0.00           3%             3%               0%                 0%
-----------------------------------------------------------------------------------------------------------
     MTM           1         $30.00           1%             4%               1%                 1%
-----------------------------------------------------------------------------------------------------------
     2007         13         $37.56           8%            12%               8%                 9%
-----------------------------------------------------------------------------------------------------------
     2008         12         $35.98           9%            22%               9%                18%
-----------------------------------------------------------------------------------------------------------
     2009         11         $44.17           6%            28%               7%                25%
-----------------------------------------------------------------------------------------------------------
     2010         11         $34.56          20%            47%              18%                43%
-----------------------------------------------------------------------------------------------------------
     2011         16         $38.52          10%            57%              10%                53%
-----------------------------------------------------------------------------------------------------------
     2012          5         $39.52           7%            64%               7%                60%
-----------------------------------------------------------------------------------------------------------
     2013          5         $47.01           9%            73%              11%                72%
-----------------------------------------------------------------------------------------------------------
     2014          2         $36.07           4%            77%               4%                75%
-----------------------------------------------------------------------------------------------------------
     2015          0          $0.00           0%            77%               0%                75%
-----------------------------------------------------------------------------------------------------------
     2016          6         $43.50           8%            85%               9%                84%
-----------------------------------------------------------------------------------------------------------
2017 & Beyond      4         $38.23          15%           100%              16%               100%
-----------------------------------------------------------------------------------------------------------

      ESCROWS AND RESERVES. At closing, the 525 Seventh Avenue Borrower deposited $615,964 into a tax reserve account and $143,046 into an insurance premium reserve account. The 525 Seventh Avenue Borrower is required to escrow on a monthly basis 1/12 of annual real estate taxes and insurance premiums. In addition, the 525 Seventh Avenue Borrower is required to escrow on a monthly basis $6,571 for capital expenditures. At closing, the 525 Seventh Avenue
Borrower deposited $1,916,759 into a free rent reserve account in connection with the Jones Apparel Group, Inc. lease. In addition, the 525 Seventh Avenue
Borrower is required to deposit $805,112 into the free rent reserve account by
February 15, 2010 in the event that the ratio of (a) underwritable cash flow for the 525 Seventh Avenue Property for the month of January 2010 to (b) the DSCR for the 525 Seventh Avenue Property for that month shall be less than 1.10x. The
525 Seventh Avenue Borrower is required to deposit any fee, payment or other compensation from any tenant relating to or in exchange for termination of such tenant's lease with the lender, to be used for tenant improvements and leasing commissions.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the 525 Seventh Avenue Loan. The lockbox will be in place until the 525 Seventh
Avenue Loan has been paid in full.

      PROPERTY MANAGEMENT. The 525 Seventh Avenue Property is managed by
Olmstead Properties, Inc., which is a sponsor of the 525 Seventh Avenue Loan.
The management agreement is subordinate to the 525 Seventh Avenue Loan.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-25

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. The equity members of the
525 Seventh Avenue Borrower (other than any general partner or managing member)
shall have the one time right to obtain mezzanine financing so long as (a) the
LTV ratio based on the aggregate principal amount of the 525 Seventh Avenue Loan and the mezzanine debt is no greater than 85%; (b) the ratio of (i)
underwritable cash flow for the 12 calendar month period immediately preceding the date of calculations to (ii) the projected debt service that would be due under the 525 Seventh Avenue Loan and mezzanine debt for the 12 calendar month period immediately following such calculation, shall be greater than or equal to
1.10x; and (c) the lender has approved the mezzanine lender, mezzanine loan documents, an intercreditor agreement between lender and mezzanine lender, and any opinions and appraisals, each in form and substance reasonably acceptable to lender.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS.  Not allowed.

      Certain additional information regarding the 525 Seventh Avenue Loan and the 525 Seventh Avenue Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-26

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-27

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 3 - RREEF PORTFOLIO
--------------------------------------------------------------------------------

                      [4 PHOTOS OF RREEF PORTFOLIO OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-28

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 3 - RREEF PORTFOLIO
--------------------------------------------------------------------------------

                        [MAP OF RREEF PORTFOLIO OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-29

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 3 - RREEF PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:            MSMC

ORIGINAL BALANCE(1):             $138,500,000

CUT-OFF DATE BALANCE(1):         $138,500,000

SHADOW RATING (MOODY'S/S&P):     NAP

LOAN PURPOSE:                    Acquisition

FIRST PAYMENT DATE:              January 8, 2007

INTEREST RATE:                   5.470%

AMORTIZATION:                    Interest Only

ARD:                             NAP

HYPERAMORTIZATION:               NAP

MATURITY DATE:                   December 8, 2011

EXPECTED MATURITY BALANCE:       $138,500,000

SPONSORS:                        RREEF / Bainbridge Companies LLC

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Locked out until the earlier of December 8,
                                 2009 or 2 years after the REMIC "start-up" day,
                                 with U.S. Treasury defeasance thereafter.
                                 Prepayable without a premium from and after
                                 September 8, 2011.

LOAN PER UNIT(1)                 $158,914.73

UP-FRONT RESERVES:               Tax                          $370,788
                                 Insurance:                   $71,733
                                 Required Repairs             $2,162,292
                                 Cap Ex:                      $44,833
                                 Shortfall                    $3,130,000
                                 Interest:

ONGOING RESERVES:                RE Tax:                      $185,394/month
                                 Cap Ex:                      $53,741/month

LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO(2):       Portfolio of 8 assets

PROPERTY TYPE:                   Multifamily

PROPERTY SUB-TYPE:               Garden

LOCATION:                        See table below

YEAR BUILT/RENOVATED:            See table below

PERCENT LEASED(3):               See table below

UNITS:                           See table below

THE COLLATERAL(2):               8 garden-style apartment communities

OWNERSHIP INTEREST:              Fee

PROPERTY MANAGEMENT:             Bainbridge Companies

3RD MOST RECENT NOI (AS OF):     $17,650,184 (2003)

2ND MOST RECENT NOI (AS OF):     $20,538,542 (2004)

MOST RECENT NOI (AS OF):         $21,386,392 (2005)

U/W NET OP. INCOME:              $23,309,950

U/W NET CASH FLOW:               $22,664,950

U/W OCCUPANCY:                   88.1%

APPRAISED VALUE:                 $540,900,000

CUT-OFF DATE LTV(1):             75.8%

MATURITY DATE LTV(1):            75.8%

DSCR(1)(2):                      1.00x

POST IO DSCR:                    NAP
--------------------------------------------------------------------------------

(1)   The subject $138,500,000 loan represents a 33.8% pari passu interest in a
      $410,000,000 (when fully funded) fixed rate mortgage loan. As of the
      Cut-off Date, the funded loan balance is $388,000,000. All LTV, DSCR and
      Loan per Unit numbers in this table are based on the fully funded
      $410,000,000 financing and are determined on a combined-property basis.

(2)   The portfolio currently includes 7 assets. Watkins Station is expected to fund on or about March 8, 2007, bringing the fully funded balance to
      $410,000,000. If the Watkins Station does not fund prior to May 1, 2007, the Loan will be collateralized by 7 assets with a total loan balance of
      $388,000,000 with an LTV and DSCR as of the Cut-Off Date of 76.3% and
      0.98x, respectively.

(3)   Percent Leased is based on rent roll as of January 26, 2007 for the
      Virginia properties and rent roll dated December 31, 2006 for Fox Run and
      Watkins Station.

THE RREEF PORTFOLIO LOAN

      THE LOAN. The third largest loan (the "RREEF Portfolio Loan") as evidenced by Promissory Notes A2 and A5 (the "RREEF Portfolio Notes") is secured by first priority fee Deeds of Trust, Assignments of Leases and Rents, Security
Agreements and Fixture Filings (the "RREEF Portfolio Mortgages") encumbering eight apartment communities in northern Virginia (collectively, the "RREEF
Portfolio Properties"). The properties are located in Alexandria, Virginia;
Ashburn, Virginia; Herndon, Virginia (two properties); Manassas, Virginia;
Leesburg, Virginia; Germantown, Maryland and Gaithersburg, Maryland. The RREEF
Portfolio Loan was originated on December 8, 2006 by or on behalf of Morgan
Stanley Mortgage Capital Inc.

      THE BORROWER. The borrowers are Magazine Barton's Crossing LP, Magazine
Carlyle Station LP, Magazine Glen LP, Magazine Village at McNair Farms LP,
Magazine University Heights LP, Magazine Lionsgate LP, and Magazine Fox Run LP,
all Delaware limited partnerships (the "RREEF Portfolio Borrowers") each of which owns no material asset other than its respective RREEF Portfolio Property and related interests. The RREEF Portfolio Borrowers are wholly owned by RREEF
Global Opportunities Fund II, LLC and Bainbridge

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-30

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

Magazine Investors, LLC, which are affiliates of RREEF and The Bainbridge
Companies LLC, respectively. RREEF, a subsidiary of Deutsche Asset Management, comprises a group of opportunity funds that acquire and manage commercial real estate investments globally. Bainbridge Companies LLC is a Florida-based fully integrated real estate company engaged in the development, construction, management, acquisition and disposition of high quality apartment communities, condominiums and shopping centers.

      THE PROPERTY. The RREEF Portfolio Properties are comprised of eight Class
A/B garden-style apartment communities located in northern Virginia and
Maryland.

      The RREEF Portfolio Property Barton's Crossing is located in Alexandria,
Virginia, at 205 Century Place. The RREEF Portfolio Property Barton's Crossing
was originally constructed in 1989 and renovated in 2004-2006. It consists of seven 4-story buildings with 532 units and a clubhouse. The RREEF Portfolio
Property Barton's Crossing is situated on approximately 10.15 acres and includes
933 parking spaces.

      The RREEF Portfolio Property Lionsgate is located in Herndon, Virginia, at
13690 Legacy Circle. The RREEF Portfolio Property Lionsgate was originally constructed in 2000. It consists of twelve 3-4-story buildings with 328 units and a clubhouse. The RREEF Portfolio Property Lionsgate is situated on approximately 15.50 acres and includes 479 parking spaces.

      The RREEF Portfolio Property University Heights is located in Ashburn,
Virginia, at 20300 River Ridge Road. The RREEF Portfolio Property University
Heights was originally constructed in 1991. It consists of nineteen 2-4 story buildings with 467 units and a clubhouse. The RREEF Portfolio Property
University Heights is situated on approximately 25.60 acres and includes 976 parking spaces.

      The RREEF Portfolio Property Carlyle Station is located in Manassas,
Virginia, at 10519 Lariat Lane. The RREEF Portfolio Property Carlyle Station was
originally constructed in 1986. It consists of fifteen 3-story buildings with
408 units and a clubhouse. The RREEF Portfolio Property Carlyle Station is situated on approximately 34.13 acres and includes 767 parking spaces.

      The RREEF Portfolio Property McNair Farms is located in Herndon, Virginia, at 2511 Farmcrest Drive. The RREEF Portfolio Property McNair Farms was
originally constructed in 1991. It consists of eleven 3-story buildings with 283 units and a clubhouse. The RREEF Portfolio Property McNair Farms is situated on approximately 12.72 acres and includes 481 parking spaces.

      The RREEF Portfolio Property Fox Run is located Germantown, Maryland, at 2
Observation Court. The RREEF Portfolio Property Fox Run was originally constructed in 1990. It consists of seventeen 3-4-story buildings with 218 units and a club house. The RREEF Portfolio Property Fox Run is situated on approximately 10.06 acres and includes 335 parking spaces.

      The RREEF Portfolio Property Watkins Station is located in Gaithersburg,
Maryland, at 99 Watkins Mill Road. The RREEF Portfolio Property Watkins Station
was originally constructed in 1975 and renovated in 2000. It consists of seven
3-story buildings with 210 units and a clubhouse. The RREEF Portfolio Property
Watkins Station is situated on approximately 11.17 acres and includes 396 parking spaces.

      The RREEF Portfolio Property The Glen is located in Leesburg, Virginia, at
86 Heritage Way, NW. The RREEF Portfolio Property The Glen was originally constructed in 1986. It consists of six 3-story buildings with 134 units and a leasing center. The RREEF Portfolio Property The Glen is situated on approximately 6.12 acres and includes 279 parking spaces.

---------------------------------------------------------------------------------------------------------------------------------

                                           ALLOCATED                      OWNERSHIP                            PERCENT
     PROPERTY             LOCATION        LOAN AMOUNT    PROPERTY TYPE    INTEREST    YEAR BUILT/ RENOVATED   LEASED(1)    UNITS
---------------------------------------------------------------------------------------------------------------------------------

Barton's Crossing     Alexandria, VA      $98,000,000     Multifamily       Fee         1990 / 2004-2006        91.9%       532
---------------------------------------------------------------------------------------------------------------------------------
Lionsgate             Herndon, VA         $70,000,000     Multifamily       Fee            2000 / NAP           89.6%       328
---------------------------------------------------------------------------------------------------------------------------------
University Heights    Ashburn, VA         $67,000,000     Multifamily       Fee            1991 / NAP           85.9%       467
---------------------------------------------------------------------------------------------------------------------------------
Carlyle Station       Manassas, VA        $60,500,000     Multifamily       Fee            1986 / NAP           80.1%       408
---------------------------------------------------------------------------------------------------------------------------------
McNair Farms          Herndon, VA         $48,000,000     Multifamily       Fee            1991 / NAP           91.2%       283
---------------------------------------------------------------------------------------------------------------------------------
Fox Run               Germantown, MD      $28,500,000     Multifamily       Fee            1990 / NAP           94.0%       218
---------------------------------------------------------------------------------------------------------------------------------
Watkins Station       Gaithersburg, MD    $22,000,000     Multifamily       Fee           1975 / 2000           88.6%       210
(future collateral)
---------------------------------------------------------------------------------------------------------------------------------
The Glen              Leesburg, VA        $16,000,000     Multifamily       Fee            1986 / NAP           83.6%       134
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-31

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

-----------------------------------------------------------------------------------------------------------------
                                                   AVERAGE                                           STABILIZED
                       PERCENT     AVERAGE SF   MONTHLY RENT   AVERAGE MONTHLY       IN-PLACE       UNDERWRITTEN
      PROPERTY        LEASED(1)     PER UNIT     PER UNIT(1)    RENT PER SF(1)   UNDERWRITTEN UCF       UCF
-----------------------------------------------------------------------------------------------------------------

 Barton's Crossing      91.9%          821         $1,391           $1.69           $5,549,696       $5,815,281
-----------------------------------------------------------------------------------------------------------------
 University Heights     85.9%          858         $1,155           $1.35           $3,368,933       $3,937,314
-----------------------------------------------------------------------------------------------------------------
     Lionsgate          89.6%        1,102         $1,548           $1.40           $3,913,217       $4,230,763
-----------------------------------------------------------------------------------------------------------------
  Carlyle Station       80.1%          952         $1,128           $1.19           $2,745,392       $3,539,776
-----------------------------------------------------------------------------------------------------------------
    McNair Farms        91.2%          780         $1,320           $1.69           $2,871,698       $3,036,029
-----------------------------------------------------------------------------------------------------------------
      The Glen          83.6%          925         $1,122           $1.21           $1,022,703       $1,221,128
-----------------------------------------------------------------------------------------------------------------
      Fox Run           94.0%          969         $1,140           $1.18           $1,668,753       $1,696,375
-----------------------------------------------------------------------------------------------------------------
  Watkins Station       88.6%          918         $1,070           $1.17           $1,524,558       $1,691,854
(future collateral)
-----------------------------------------------------------------------------------------------------------------

(1)   Percent Leased is based on rent roll as of January 26, 2007 for the
      Virginia properties and rent roll dated December 31, 2007 for Fox Run and
      Watkins Station.

      ESCROWS AND RESERVES. On the closing date, the RREEF Portfolio Borrowers deposited $2,162,292 for deferred maintenance and $370,788 for real estate taxes. On a monthly basis, the Borrowers are required to escrow $185,394 for taxes and 1/12 of annual insurance premiums, provided that such insurance escrow will be waived if an acceptable blanket insurance policy and no event of default has occurred or is continuing. The RREEF Portfolio Borrowers are required to deposit with the lender $20.83 per unit monthly for annual capital expenditures.
At all times during the loan term, the Borrower is required to maintain a
$3,130,000 interest reserve. Such reserve shall benefit only the subject loan
(and not the pari passu components of the RREEF Portfolio whole loan) until such time as the DSCR is 1.08x or higher. In lieu of making payments of any escrows and reserves, the RREEF Portfolio Borrowers may deliver to the lender one or more letters of credit, which, however, in the aggregate, may not exceed 10% of the principal amount of the loan.

      FUTURE FUNDING. The RREEF Portfolio Loan is comprised of $138,500,000 securitization and pari passu companion notes of $249,500,000 that are not an asset of the trust. Provided that the RREEF Portfolio Borrowers satisfy certain conditions prior to May 1, 2007, the RREEF Portfolio Borrowers are entitled to grant to lender a lien on the property known as Watkins Station, Gaithersburg,
Maryland, and to increase the overall loan amount by $22,000,000, to
$410,000,000. Such funding is expected to occur on or about March 8, 2007.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the RREEF Portfolio Loan.

      PROPERTY MANAGEMENT. The RREEF Portfolio Properties are managed by The
Bainbridge Companies LLC, one of the sponsors of the RREEF Portfolio Loan. The management agreement is subordinate to the RREEF Portfolio Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. The RREEF Portfolio Borrowers may obtain the release of individual properties through a partial defeasance in connection with third party sales by posting defeasance collateral in the amount of 110% of the allocated loan amount with respect to the particular RREEF Portfolio Property, subject to the satisfaction of certain conditions, including (i) no event of default has occurred or remains uncured, (ii) the RREEF Portfolio Borrower obtains a rating agency confirmation of no qualification or downgrade of the
REMIC securities as a result of such partial defeasance, and (iii) the DSCR immediately following such release is at least equal to the greater of 1.09x or the DSCR immediately prior to such release.

      Certain additional information regarding the RREEF Portfolio Loan and the
RREEF Portfolio Properties is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-32

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-33

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 4 - 485 LEXINGTON AVENUE
--------------------------------------------------------------------------------

                   [3 PHOTOS OF 485 LEXINGTON AVENUE OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-34

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 4 - 485 LEXINGTON AVENUE
--------------------------------------------------------------------------------

                      [MAP OF 485 LEXINGTON AVENUE OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-35

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 4 - 485 LEXINGTON AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:            MSMC

ORIGINAL BALANCE(1):             $135,000,000

CUT-OFF DATE BALANCE(1):         $135,000,000

SHADOW RATING (MOODY'S/S&P):     NAP

LOAN PURPOSE:                    Refinance

FIRST PAYMENT DATE:              March 11, 2007

INTEREST RATE:                   5.608%

AMORTIZATION:                    Interest Only

ARD:                             NAP

HYPERAMORTIZATION:               NAP

MATURITY DATE:                   February 11, 2017

EXPECTED MATURITY BALANCE:       $135,000,000

SPONSOR:                         SL Green Realty Corp.

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Locked out until the earlier of January 22,
                                 2010 or 2 years after the REMIC "start-up" day,
                                 with U.S. Treasury defeasance thereafter.
                                 Prepayable without a premium from and after
                                 November 11, 2016.

LOAN PER SF(1):                  $491.91

UP-FRONT RESERVES:               Tenant Improvements:         $10,173,115
                                 Engineering:                 $7,875
                                 RE Tax:                      $1,213,112
                                 Insurance:                   $214,979
                                 Free Rent Reserve:           $2,081,719

ONGOING RESERVES:                Recurring Replacements:      $7,623/month
                                 RE Tax:                      $606,556/month
                                 Insurance:                   $66,590/month

LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Office

PROPERTY SUB-TYPE:               Urban

LOCATION:                        New York, NY

YEAR BUILT/RENOVATED:            1956 / 2006

PERCENT LEASED(2):               89.7%

SQUARE FOOTAGE:                  914,807

THE COLLATERAL:                  32-story high rise office building

OWNERSHIP INTEREST:              Fee

PROPERTY MANAGEMENT:             S.L. Green Management Corp.

3RD MOST RECENT NOI (AS OF):     $7,316,000 (T-5 12/31/04)

2ND MOST RECENT NOI (AS OF):     $17,132,000 (2005)

MOST RECENT NOI (AS OF):         $19,535,609 (2006)

U/W NET OP. INCOME:              $24,881,145

U/W NET CASH FLOW:               $23,825,572

U/W OCCUPANCY:                   89.7%

APPRAISED VALUE:                 $635,000,000

CUT-OFF DATE LTV(1):             70.9%

MATURITY DATE LTV(1):            70.9%

DSCR(1):                         0.93x

POST IO DSCR(1):                 NAP
--------------------------------------------------------------------------------

(1)   The subject $135,000,000 loan represents a 30.0% pari passu interest in a
      $450,000,000 fixed rated interest only mortgage loan. All LTV, DSCR and
      Loan per SF numbers in this table are based on the total $450,000,000 financing.

(2)   Percent Leased is based on the underwritten rent roll dated January 1,
      2007.

THE 485 LEXINGTON AVENUE LOAN

      THE LOAN. The fourth largest loan (the "485 Lexington Avenue Loan") as evidenced by the Promissory Note (the "485 Lexington Avenue Note") is secured by a first priority fee Amended, Restated and Consolidated Mortgage, Security
Agreement and Fixture Filing (the "485 Lexington Avenue Mortgage") encumbering the 914,807 square foot 32 story Class A high rise office building known as 485
Lexington Avenue, located in New York, New York (the "485 Lexington Avenue
Property"). The 485 Lexington Avenue Loan was originated on January 22, 2007 by or on behalf of Morgan Stanley Mortgage Capital Inc.

      THE BORROWER. The borrowers are Green 485 Owner LLC, Green 485 TIC LLC and
485 Eat Owner LLC, each a Delaware limited liability company (collectively, the
"485 Lexington Avenue Borrower") that own no material asset other than the 485
Lexington Avenue Property and related interests. The 485 Lexington Avenue
Borrower is wholly owned and controlled by SL Green Realty Corp., the sponsor of the 485 Lexington Avenue Loan. SL Green Realty Corp. is a self-administered and self-managed REIT that acquires, owns, repositions and manages Manhattan office properties. It is the only publicly traded REIT specializing in Manhattan real estate.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-36

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

      THE PROPERTY. The 485 Lexington Avenue Property is located in the Midtown business district of New York, New York, at 485 Lexington Avenue. The 485
Lexington Avenue Property was originally constructed in 1956 and renovated in
2006. It consists of a 914,807 square foot, 31 story Class A high rise office building. The 485 Lexington Avenue Property is situated on approximately 1.06 acres. The building includes a two level, 100 car parking garage leased to
Kinney System, Inc Corp.

      The following table presents certain information relating to the major tenants at the 485 Lexington Avenue Property:

----------------------------------------------------------------------------------------------------------------------------
                                                                                    % OF TOTAL     ANNUALIZED
                              CREDIT RATING                          ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                 (FITCH/        TENANT     % OF     UNDERWRITTEN   UNDERWRITTEN    BASE RENT       LEASE
       TENANT NAME           MOODY'S/S&P)(1)     NRSF      NRSF      BASE RENT ($)  BASE RENT     ($ PER NRSF)   EXPIRATION
----------------------------------------------------------------------------------------------------------------------------

Citibank, NA                  AA+/Aa1 /AA-      297,126      33%    $14,837,435         36%         $49.94        02/28/17
----------------------------------------------------------------------------------------------------------------------------
The Travelers Indemnity
Company                         A-/A3/A-        214,978      24%    $10,748,900         26%         $50.00        08/31/16
----------------------------------------------------------------------------------------------------------------------------
Cardinia Real Estate, LLC       --/--/--         67,976       7%     $2,965,608          7%         $43.63        12/31/08
----------------------------------------------------------------------------------------------------------------------------
Advance Magazine
Publishers                      --/--/--         52,573       6%     $2,497,218          6%         $47.50        02/28/21
----------------------------------------------------------------------------------------------------------------------------
Novantas LLC                    --/--/--         41,147       5%     $2,345,379          6%         $57.00        01/31/17
----------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                          673,800      74%    $33,394,539         81%         $49.56
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Other Tenants                      NAP          146,721      16%     $7,997,834         19%         $54.51        Various
----------------------------------------------------------------------------------------------------------------------------
Vacant Space                       NAP           94,286      10%             $0          0%          $0.00          NAP
----------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                          914,807     100%    $41,392,373        100%         $50.45
----------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

-----------------------------------------------------------------------------------------------------------
                                         LEASE ROLLOVER SCHEDULE

                                                                                          CUMULATIVE % OF
                 # OF     AVERAGE BASE    % OF TOTAL                   % OF TOTAL BASE      TOTAL BASE
                LEASES    RENT PER SF    SQUARE FEET   CUMULATIVE %    RENTAL REVENUES    RENTAL REVENUES
     YEAR       ROLLING     ROLLING        ROLLING     OF SF ROLLING       ROLLING            ROLLING
-----------------------------------------------------------------------------------------------------------

    Vacant         8         $0.00           10%            10%               0%                 0%
-----------------------------------------------------------------------------------------------------------
     MTM           0         $0.00            0%             0%               0%                 0%
-----------------------------------------------------------------------------------------------------------
     2007          0         $0.00            0%            10%               0%                 0%
-----------------------------------------------------------------------------------------------------------
     2008          2        $43.63            7%            18%               7%                 7%
-----------------------------------------------------------------------------------------------------------
     2009          0         $0.00            0%            18%               0%                 7%
-----------------------------------------------------------------------------------------------------------
     2010          0         $0.00            0%            18%               0%                 7%
-----------------------------------------------------------------------------------------------------------
     2011          0         $0.00            0%            18%               0%                 7%
-----------------------------------------------------------------------------------------------------------
     2012          1        $24.08            3%            20%               1%                 8%
-----------------------------------------------------------------------------------------------------------
     2013          0         $0.00            0%            20%               0%                 8%
-----------------------------------------------------------------------------------------------------------
     2014          0         $0.00            0%            20%               0%                 8%
-----------------------------------------------------------------------------------------------------------
     2015          0         $0.00            0%            20%               0%                 8%
-----------------------------------------------------------------------------------------------------------
     2016          8        $49.68           27%            47%              30%                38%
-----------------------------------------------------------------------------------------------------------
2017 & Beyond     20        $53.01           53%           100%              62%               100%
-----------------------------------------------------------------------------------------------------------

      ESCROWS AND RESERVES. On the closing date, the 485 Lexington Avenue
Borrower deposited with lender the following amounts: $2,081,719 in free rent reserves, $10,173,115 in outstanding tenant improvement reserves, and $7,875 in an engineering escrow. On the closing date, the 485 Lexington Avenue Borrower also deposited with the lender $1,213,112 as tax funds and $214,979 as insurance premiums, and it is required to deposit $606,556 as tax funds and $66,590 as insurance premiums monthly. The 485 Lexington Avenue Borrower is also required to deposit $7,623 for recurring replacements monthly.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the 485 Lexington Avenue Loan.

      PROPERTY MANAGEMENT. The 485 Lexington Avenue Property is managed by SL
Green Management Corp, which is an affiliate of the 485 Lexington Avenue Loan's sponsor. The management agreement is subordinate to the 485 Lexington Avenue
Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the 485 Lexington Avenue Loan and the 485 Lexington Avenue Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-37

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 5 - GALLERIA AT PITTSBURGH MILLS
--------------------------------------------------------------------------------

               [3 PHOTOS OF GALLERIA AT PITTSBURGH MILLS OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-38

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 5 - GALLERIA AT PITTSBURGH MILLS
--------------------------------------------------------------------------------

                  [MAP OF GALLERIA AT PITTSBURGH MILLS OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-39

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 5 - GALLERIA AT PITTSBURGH MILLS
--------------------------------------------------------------------------------

               [SITE MAP OF GALLERIA AT PITTSBURGH MILLS OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-40

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 5 - GALLERIA AT PITTSBURGH MILLS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLERS            MSMC

ORIGINAL BALANCE(1):             $133,000,000

CUT-OFF DATE BALANCE(1):         $133,000,000

SHADOW RATING (MOODY'S/S&P):     NAP

LOAN PURPOSE:                    Acquisition(2)

FIRST PAYMENT DATE:              February 8, 2007

INTEREST RATE:                   6.166%

AMORTIZATION:                    Interest Only

ARD:                             NAP

HYPERAMORTIZATION:               NAP

MATURITY DATE:                   January 8, 2012

EXPECTED MATURITY BALANCE:       $133,000,000

SPONSOR(S):                      Zamias Services, Inc & KanAM

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Locked out until the earlier of December 28,
                                 2009 or 2 years after the REMIC "start-up" day,
                                 with U.S. Treasury defeasance thereafter.
                                 Prepayable without a premium from and after
                                 December 8, 2011

LOAN PER SF(1):                  $149.94

UP-FRONT RESERVES:               TI/LC:                       $4,000,000
                                 RE Tax:                      $1,979,950
                                 Insurance:                   $244,956
                                 Other(4)  :                  $900,000

ONGOING RESERVES:                TI/LC(5):                    $87,666
                                 RE Tax:                      $335,130
                                 Insurance:                   $22,269
                                 Cap Ex:                      $17,533

LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Retail

PROPERTY SUB-TYPE:               Anchored

LOCATION:                        Tarentum, PA

YEAR BUILT/RENOVATED:            2005 / NAP

PERCENT LEASED(6):               90.9%

SQUARE FOOTAGE:                  887,007(3)

THE COLLATERAL:                  Regional Mall located outside Pittsburgh, PA

OWNERSHIP INTEREST:              Fee

PROPERTY MANAGEMENT:             Zamias Services Inc

3RD MOST RECENT NOI (AS OF):     NAP(7)

2ND MOST RECENT NOI (AS OF):     NAP(7)

MOST RECENT NOI (AS OF):         $6,949,366 (T-9 09/30/06)(7)

U/W NET OP. INCOME:              $11,280,768

U/W NET CASH FLOW:               $10,409,272

U/W OCCUPANCY:                   90.9%

APPRAISED VALUE:                 $190,000,000

CUT-OFF DATE LTV(1):             70.0%

MATURITY DATE LTV(1):            70.0%

DSCR(1):                         1.25x

POST IO DSCR(1):                 NAP
--------------------------------------------------------------------------------

(1)   The subject $133,000,000 loan represents the senior portion of a
      $165,500,000 mortgage loan. All LTV, DSCR and Loan per SF numbers in this table are based on the $133,000,000 senior financing.

(2)   A portion of the loan proceeds was used for Zamias Services, Inc and
      KanAm's buyout of the Mills Corporation's 37.5% ownership interest in
      Galleria at Pittsburgh Mills.

(3)   Galleria at Pittsburgh Mills is 1,051,965 square feet. The total collateral represents 887,007 square feet.

(4)   The $900,000 reserve is escrowed for a wetland restoration that was a component of the city of Pittsburgh's site plan approval for the Property.
      The wetland restoration is not on site at the Property.

(5)   Per month deposit once the existing reserve falls below $1,000,000, capped at a total of $1,000,000.

(6)   Percent Leased is based on the rent roll dated October 1, 2006.

(7)   Only 9 months of operating income. The property had a "soft opening" in
      July 2005.

THE GALLERIA AT PITTSBURGH MILLS LOAN

      THE LOAN. The fifth largest loan (the "Galleria at Pittsburgh Mills Loan")
as evidenced by the Promissory Note (the "Galleria at Pittsburgh Mills") is
secured by a first priority fee, Assignment of Leases and Rents, Security
Agreement and Fixture Filing (the "Galleria at Pittsburgh Mills Mortgage")
encumbering the 887,007 square foot regional shopping center known as Galleria at Pittsburgh Mills, located in Tarentum, Pennsylvania. The Galleria at
Pittsburgh Mills Loan was originated on December 28, 2006 by or on behalf of
Morgan Stanley Mortgage Capital Inc.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-41

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

      THE BORROWER. The borrower is Pittsburgh Mills Limited Partnership, a
Delaware limited liability company (the "Galleria at Pittsburgh Borrower") that owns no material asset other than Galleria at Pittsburgh Mills Property and related interests. Pittsburgh Mills Limited Partnership is a wholly-owned subsidiary of Zamias Services Inc and KanAm, the sponsor of the Pittsburgh Mills
Loan. Zamias Services Inc is a Johnstown, Pennsylvania-based family business that engages in the development, ownership, leasing and managing of East Coast shopping centers.

      THE PROPERTY. Galleria at Pittsburgh Mills is located in Tarentum,
Pennsylvania at 590 Pittsburgh Mills Circle. Galleria at Pittsburgh Mills is
located in a suburban retail corridor approximately 14 miles northeast of
Pittsburgh, Pennsylvania. Galleria at Pittsburgh Mills was constructed in 2005 and consists of a 1,051,965 square foot, 1-story regional shopping center.
Galleria at Pittsburgh Mills is situated on approximately 193.8 acres and includes 5540 parking spaces. It is anchored by Macy's Department Stores Co.,
Sears, Rosebuck and Co. and JC Penney. The Macy's store is owned by Macy's and is not part of the collateral for the Galleria at Pittsburgh Mills Loan. As of
July 2006, JC Penney reported 12 month sales of $141.6 PSF, representing a 7.0%
occupancy cost. As of July 2006, Sears Grand reported 8 month sales of $86.95
PSF representing an occupancy cost of 6.9%. Comparable in-line sales were calculated to be $212 per square foot, and average occupancy costs to be 16.3%.
Galleria at Pittsburgh Mills underwent a "rolling opening" (i.e. opened when the center was less than 50% occupied) in July 2005, which accounts for the low reported PSF sales.

----------------------------------------------------------------------------------------------------------------------------------
                                                                   CREDIT RATING OF
                                                                    PARENT COMPANY                COLLATERAL   OPERATING COVENANT
          ANCHOR                      PARENT COMPANY              (FITCH/MOODY'S/S&P)     GLA      INTEREST        EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------

Macy's Department Stores Co.   Federated Department Stores, Inc      BBB+/Baa1/BBB      164,958      0.0%           01/31/50
----------------------------------------------------------------------------------------------------------------------------------
Sears, Roebuck and Co.         Sears Holdings                         BB/Ba1/BB+        165,796     18.7%           11/30/15
----------------------------------------------------------------------------------------------------------------------------------
JC Penney Corporation, Inc     JC Penney Corporation, Inc.           BBB/Baa3/BBB-       99,935     11.3%           07/31/25
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                   430,689
----------------------------------------------------------------------------------------------------------------------------------

      The following table presents certain information relating to the major tenants at Galleria at Pittsburgh Mills:

--------------------------------------------------------------------------------------------------------------------------
                                                                                  % OF TOTAL     ANNUALIZED
                            CREDIT RATING                         ANNUALIZED      ANNUALIZED    UNDERWRITTEN
                               (FITCH/        TENANT     % OF    UNDERWRITTEN    UNDERWRITTEN    BASE RENT       LEASE
      TENANT NAME          MOODY'S/S&P)(1)     NRSF      NRSF    BASE RENT ($)    BASE RENT     ($ PER NRSF)   EXPIRATION
--------------------------------------------------------------------------------------------------------------------------

Cinemark 17                  BB/--/CCC+        77,820      9%      $1,167,300         10%          $15.00       07/31/20
--------------------------------------------------------------------------------------------------------------------------
Sears, Roebuck and Co        BB/Ba1/BB+       165,796     19%        $828,980          7%           $5.00       11/30/15
--------------------------------------------------------------------------------------------------------------------------
JC Penney                   BBB/Baa3/BBB-      99,935     11%        $619,375          5%           $6.20       07/31/25
--------------------------------------------------------------------------------------------------------------------------
Dick's Sporting Goods         --/--/--         50,843      6%        $550,000          5%          $10.82       01/31/21
--------------------------------------------------------------------------------------------------------------------------
Borders                       --/--/--         22,000      3%        $396,000          3%          $18.00       07/31/20
--------------------------------------------------------------------------------------------------------------------------
Linens N Things               --/--/--         28,000      3%        $346,000          3%          $13.00       01/31/16
--------------------------------------------------------------------------------------------------------------------------
H&M                           --/--/--         20,005      2%        $100,000          1%           $5.00       09/30/15
--------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                        464,399     53%      $4,007,655         34%           $8.69
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Other Tenants                    NAP          326,823     37%      $7,962,786         66%          $24.36       Various
--------------------------------------------------------------------------------------------------------------------------
Vacant Space                     NAP           95,785     11%           $0.00          0%           $0.00         NAP
--------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                        887,007    100%     $11,970,441        100%          $13.52
--------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-42

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

      The following table presents certain information relating to the lease rollover at Galleria at Pittsburgh Mills Property:

-----------------------------------------------------------------------------------------------------------
                                         LEASE ROLLOVER SCHEDULE

                                                                                          CUMULATIVE % OF
                 # OF     AVERAGE BASE    % OF TOTAL                   % OF TOTAL BASE      TOTAL BASE
                LEASES    RENT PER SF    SQUARE FEET   CUMULATIVE %    RENTAL REVENUES    RENTAL REVENUES
     YEAR       ROLLING     ROLLING        ROLLING     OF SF ROLLING       ROLLING            ROLLING
-----------------------------------------------------------------------------------------------------------

    Vacant        26          $0.00           11%           11%               0%                 0%
-----------------------------------------------------------------------------------------------------------
     MTM          13         $10.59            4%           15%               3%                 3%
-----------------------------------------------------------------------------------------------------------
     2007         25         $15.63            6%           21%               7%                10%
-----------------------------------------------------------------------------------------------------------
     2008          7         $12.54            2%           23%               2%                12%
-----------------------------------------------------------------------------------------------------------
     2009          3          $8.02            1%           24%               1%                13%
-----------------------------------------------------------------------------------------------------------
     2010         15         $33.00            3%           27%               7%                20%
-----------------------------------------------------------------------------------------------------------
     2011          0          $0.00            0%           27%               0%                20%
-----------------------------------------------------------------------------------------------------------
     2012          2         $41.13            0%           27%               1%                21%
-----------------------------------------------------------------------------------------------------------
     2013          1         $30.00            0%           27%               0%                21%
-----------------------------------------------------------------------------------------------------------
     2014          0          $0.00            0%           27%               0%                21%
-----------------------------------------------------------------------------------------------------------
     2015         29         $12.98           31%           58%              30%                51%
-----------------------------------------------------------------------------------------------------------
     2016         36         $24.07           14%           72%              25%                76%
-----------------------------------------------------------------------------------------------------------
2017 & Beyond     13         $11.51           28%          100%              24%               100%
-----------------------------------------------------------------------------------------------------------

      ESCROWS AND RESERVES. Pittsburgh Mills Limited Partnership is required to escrow $335,130 of real estate taxes and $22,268 of insurance premiums monthly, and Pittsburgh Mills Limited Partnership is required to deposit $87,665 monthly into a TI/LC reserve once the upfront TI/LC reserve falls below $1,000,000 subject to a maximum of $1,000,000.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to
Galleria at Pittsburgh Mills Loan

      PROPERTY MANAGEMENT. Galleria at Pittsburgh Mills is managed by Zamias
Services, Inc, which is an affiliate of Galleria at Pittsburgh Mills Loan's sponsor. The management agreement is subordinate to Galleria at Pittsburgh
Mills.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. A related entity to the senior loan borrower, Pittsburgh Mills Limited Partnership, has obtained mezzanine financing in the amount of $32,500,000 split between RREEF and
Transwestern. An intercreditor agreement is in effect between the lenders and the mezzanine loan lender. Additionally, Transwestern has agreed to fund up to an additional $9 million for certain lease-up expenses.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding Galleria at Pittsburgh Mills Loan and Galleria at Pittsburgh Mills is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-43

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 6 - 950 L'ENFANT PLAZA
--------------------------------------------------------------------------------

                      [PHOTO OF 950 L'ENFANT PLAZA OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-44

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 6 - 950 L'ENFANT PLAZA
--------------------------------------------------------------------------------

                       [MAP OF 950 L'ENFANT PLAZA OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-45

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 6 - 950 L'ENFANT PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:            MSMC

ORIGINAL BALANCE:                $90,000,000

CUT-OFF DATE BALANCE:            $90,000,000

SHADOW RATING (MOODY'S/S&P):     NAP

LOAN PURPOSE:                    Refinance

FIRST PAYMENT DATE:              January 8, 2007

INTEREST RATE:                   5.795%

AMORTIZATION:                    Interest Only

ARD:                             NAP

HYPERAMORTIZATION:               NAP

MATURITY DATE:                   December 8, 2016

EXPECTED MATURITY BALANCE:       $90,000,000

SPONSORS:                        Samuel J. Heyman & Heyman Properties

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Locked out until December 8, 2009, with U.S.
                                 Treasury defeasance or the payment of the
                                 greater of Yield Maintenance and 1% of the
                                 principal balance thereafter. Prepayable
                                 without a premium from and after September 8,
                                 2016.

LOAN PER SF:                     $330.88

UP-FRONT RESERVES:               RE Tax:                   $261,775

ONGOING RESERVES:                RE Tax:                   $87,258

                                 Insurance:                Springing

                                 TI/LC:                    Springing

LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Office

PROPERTY SUB-TYPE:               Urban

LOCATION:                        Washington, DC

YEAR BUILT/RENOVATED:            1967 / 1995

PERCENT LEASED(1):               100.0%

SQUARE FOOTAGE:                  272,006

THE COLLATERAL:                  Eight story Class B office building located in
                                 the Southwest district of Washington, DC

OWNERSHIP INTEREST:              Fee

PROPERTY MANAGEMENT:             Heyman Properties, LLC & LPC
                                 Commercial Services, Inc.

3RD MOST RECENT NOI (AS OF):     NAP

2ND MOST RECENT NOI (AS OF):     $5,714,096 (2005)

MOST RECENT NOI (AS OF):         $6,026,784 (YTD 10/31/06 Annualized)

U/W NET OP. INCOME:              $6,858,649

U/W NET CASH FLOW:               $6,262,233

U/W OCCUPANCY:                   100.0%

APPRAISED VALUE:                 $122,000,000

CUT-OFF DATE LTV:                73.8%

MATURITY DATE LTV:               73.8%

DSCR:                            1.18x

POST IO DSCR:                    NAP
--------------------------------------------------------------------------------

(1)   Percent Leased is based on the underwritten rent roll dated October 1,
      2006.

THE 950 L'ENFANT PLAZA LOAN

      THE LOAN. The sixth largest loan (the "950 L'Enfant Plaza Loan") as evidenced by the Promissory Note (the "950 L'Enfant Plaza Note") is secured by a first priority fee Deed of Trust and Security Agreement (the "950 L'Enfant Plaza
Mortgage") encumbering the 272,006 square foot urban office building known as
950 L'Enfant Plaza, located in the Southwest district of Washington, DC (the
"950 L'Enfant Plaza Property"). The 950 L'Enfant Plaza Loan was originated on
December 8, 2006 by or on behalf of Morgan Stanley Mortgage Capital Inc.

      THE BORROWER. The borrower is L'Enfant Colony LLC, a Delaware limited liability company (the "950 L'Enfant Plaza Borrower") that owns no material asset other than the 950 L'Enfant Plaza Property and related interests. The 950
L'Enfant Plaza Borrower is a wholly-owned and direct subsidiary of Samuel J.
Heyman and his firm Heyman Properties, together the sponsor of the 950 L'Enfant
Plaza Loan. Heyman Properties is a leading developer and manager of commercial real estate, based in Westport, CT and founded in 1931. Heyman Properties owns and operates 22 major properties consisting of 3.5MM square feet of retail and office space and over 900 hotel rooms. Heyman Properties is the real estate division of Heyman Enterprises, which is a multi-billion dollar portfolio of business and personal investments of the Heyman family, led by Samuel J. Heyman.

      THE PROPERTY. The 950 L'Enfant Plaza Property is located in the Southwest district of Washington, DC, at 950 L'Enfant Plaza, SW, within walking distance of the National Mall. It is adjacent to the L'Enfant Plaza Metro stop, and located between Interstate 395 and Independence Avenue. The 950 L'Enfant Plaza
Property was originally constructed in 1967, and renovated in 1995. It consists of a 272,006 square foot, 8-story urban office building situated on 1.54 acres of land. It also includes a 304-space garage. The 950 L'Enfant Plaza Property is
100% leased, 99% of which are General Service Administration tenants.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-46

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

      The following table presents certain information relating to the tenants at the 950 L'Enfant Plaza Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % OF TOTAL      ANNUALIZED
                              CREDIT RATING                             ANNUALIZED      ANNUALIZED     UNDERWRITTEN
                                 (FITCH/         TENANT                UNDERWRITTEN    UNDERWRITTEN     BASE RENT       LEASE
        TENANT NAME           MOODY'S/S&P)(1)     NRSF     % OF NRSF   BASE RENT ($)     BASE RENT     ($ PER NRSF)  EXPIRATION(2)
------------------------------------------------------------------------------------------------------------------------------------

Department of Energy           AAA/Aaa/AAA       125,847        46%      $4,360,162          47%         $34.65          10/12/15
------------------------------------------------------------------------------------------------------------------------------------
IRS                            AAA/Aaa/AAA       110,282        41%      $3,599,902          39%         $32.64          Various
------------------------------------------------------------------------------------------------------------------------------------
US Holocaust Memorial Museum   AAA/Aaa/AAA        33,133        12%      $1,154,022          12%         $34.83          10/12/15
------------------------------------------------------------------------------------------------------------------------------------
RS Information Systems           --/--/--          2,744         1%        $125,154           1%         $45.61          10/15/10
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                           272,006       100%      $9,239,240         100%         $33.97
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Other Tenants                      NAP                 0         0%              $0           0%          $0.00            NAP
------------------------------------------------------------------------------------------------------------------------------------
Vacant Space                       NAP                 0         0%              $0           0%          $0.00            NAP
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                           272,006       100%      $9,239,240         100%         $33.97
------------------------------------------------------------------------------------------------------------------------------------

(1)   The Department of Energy, the IRS and the US Holocaust Memorial Museum are
      General Service Administration (GSA) tenants, effectively rated AAA based on the credit of the United States federal government.

(2)   21,388 square feet of Department of Energy space expires on October 31,
      2010 and 104,459 square feet expires on October 12, 2015. 80,713 square feet of IRS space is currently operating month-to-month and 29,569 square feet expires on August 28, 2007.

The following table presents certain information relating to the lease rollover at 950 L'Enfant Plaza Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                                            % OF TOTAL                        % OF TOTAL BASE      CUMULATIVE % OF
                      # OF LEASES     AVERAGE BASE RENT    SQUARE FEET      CUMULATIVE %      RENTAL REVENUES     TOTAL BASE RENTAL
     YEAR               ROLLING         PER SF ROLLING       ROLLING        OF SF ROLLING         ROLLING          REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------------

    Vacant               0                  $0.00                0%               0%                 0%                    0%
------------------------------------------------------------------------------------------------------------------------------------
     MTM                 1                 $28.84               30%              30%                25%                   25%
------------------------------------------------------------------------------------------------------------------------------------
     2007                1                 $43.02               11%              41%                14%                   38%
------------------------------------------------------------------------------------------------------------------------------------
     2008                0                  $0.00                0%              41%                 0%                   38%
------------------------------------------------------------------------------------------------------------------------------------
     2009                0                  $0.00                0%              41%                 0%                   38%
------------------------------------------------------------------------------------------------------------------------------------
     2010                2                 $35.49                9%              49%                 9%                   48%
------------------------------------------------------------------------------------------------------------------------------------
     2011                0                  $0.00                0%              49%                 0%                   48%
------------------------------------------------------------------------------------------------------------------------------------
     2012                0                  $0.00                0%              49%                 0%                   48%
------------------------------------------------------------------------------------------------------------------------------------
     2013                0                  $0.00                0%              49%                 0%                   48%
------------------------------------------------------------------------------------------------------------------------------------
     2014                0                  $0.00                0%              49%                 0%                   48%
------------------------------------------------------------------------------------------------------------------------------------
     2015                2                 $34.76               51%             100%                52%                  100%
------------------------------------------------------------------------------------------------------------------------------------
     2016                0                  $0.00                0%             100%                 0%                  100%
------------------------------------------------------------------------------------------------------------------------------------
2017 & Beyond            0                  $0.00                0%             100%                 0%                  100%
------------------------------------------------------------------------------------------------------------------------------------

      ESCROWS AND RESERVES. The 950 L'Enfant Plaza Borrower is required to escrow 1/12 of annual real estate taxes and insurance premiums monthly. The amounts shown are the current monthly collections. Property insurance is currently covered by a blanket policy and thus the escrow is being waived.
Additionally, the 950 L'Enfant Plaza Borrower is required to post either cash or a letter of credit in the amount of $1,000,000 on or before October 8, 2013, and an additional $1,000,000 on or before October 8, 2014, in contemplation of tenant roll-over and anticipated re-leasing costs, which will be held as additional collateral and which may be drawn upon to fund expenses associated with re-leasing the building. Additional reserves will be required if the 950
L'Enfant Plaza Borrower leases or re-leases space to the IRS at $38.50 or less per square foot, subject to terms described in the loan documents and released at a rate of 10% per year.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the 950 L'Enfant Plaza Loan.

      PROPERTY MANAGEMENT. The 950 L'Enfant Plaza Property is managed by Heyman
Properties, LLC, an affiliate of the 950 L'Enfant Plaza Borrower, and by LPC
Commercial Services, Inc., an affiliate of Lincoln Property Company, a national manager of commercial and residential real estate. Both management agreements are subordinate to the 950 L'Enfant Plaza Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS.  Not allowed.

      Certain additional information regarding the 950 L'Enfant Plaza Loan and the 950 L'Enfant Plaza Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-47

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 7 - DEPTFORD MALL
--------------------------------------------------------------------------------

                       [2 PHOTOS OF DEPTFORD MALL OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-48

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 7 - DEPTFORD MALL
--------------------------------------------------------------------------------

                         [MAP OF DEPTFORD MALL OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-49

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 7 - DEPTFORD MALL
--------------------------------------------------------------------------------

                       [SITE MAP OF DEPTFORD MALL OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-50

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 7 - DEPTFORD MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:            MSMC

ORIGINAL BALANCE(1):             $80,000,000

CUT-OFF DATE BALANCE(1):         $80,000,000

SHADOW RATING (FITCH/S&P):       BBB- / BBB-

LOAN PURPOSE:                    Acquisition

FIRST PAYMENT DATE:              February 5, 2007

INTEREST RATE:                   5.3225%

AMORTIZATION:                    Interest Only

ARD:                             NAP

HYPERAMORTIZATION:               NAP

MATURITY DATE:                   January 5, 2013

EXPECTED MATURITY BALANCE(1):    $80,000,000

SPONSOR(S):                      The Macerich Company

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Locked out until the earlier of December 7,
                                 2009 or 2 years after the REMIC "start-up" day,
                                 with U.S. Treasury defeasance thereafter.
                                 Prepayable without a premium from and after
                                 July 5, 2012.

LOAN PER SF(1):                  $403.89

UP-FRONT RESERVES:               None

ONGOING RESERVES:                None

LOCKBOX:                         Springing Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Retail

PROPERTY SUB-TYPE:               Anchored

LOCATION:                        Deptford, NJ

YEAR BUILT/RENOVATED:            1975 / 2001

PERCENT LEASED(2):               89.6%

SQUARE FOOTAGE:                  346,626(3)

THE COLLATERAL:                  In-line and other collateral components of a
                                 1,043,068 square foot regional mall

OWNERSHIP INTEREST(4):           Fee; Ground lease held by Borrower
                                 and extinguished upon foreclosure

PROPERTY MANAGEMENT:             Macerich Property Management Company, LLC

3RD MOST RECENT NOI (AS OF):     $13,012,542 (2004)

2ND MOST RECENT NOI (AS OF):     $14,355,667 (2005)

MOST RECENT NOI (AS OF):         $14,791,752 (T-12 08/31/06)

U/W NET OP. INCOME:              $16,848,955

U/W NET CASH FLOW:               $16,218,025

U/W OCCUPANCY:                   89.6%

APPRAISED VALUE:                 $252,000,000

CUT-OFF DATE LTV(1):             55.6%

MATURITY DATE LTV(1):            55.6%

DSCR(1):                         2.06x

POST IO DSCR:                    NAP
--------------------------------------------------------------------------------

(1)   The subject $80,000,000 loan represents a 57.1% pari passu interest in the
      $140,000,000 maximum senior financing portion of a mortgage loan not to exceed $172,500,000, if and when fully advanced. All LTV, DSCR and Loan per SF numbers in this table are based on the total $140,000,000 senior financing.

(2)   Percent Leased is based on the underwritten rent roll dated October 1,
      2006.

(3)   Deptford Mall is 1,043,068 square feet. Total collateral represents
      346,626 square feet.

(4)   The borrower holds a ground lease on the property that is extinguished upon foreclosure

THE DEPTFORD MALL LOAN

      THE LOAN. The seventh largest loan (the "Deptford Mall Loan") as evidenced by a certain Note A-1 (the "Deptford Mall Note") is secured by a first priority
Fee Mortgage and Security Agreement, and by a first priority Leasehold Mortgage and Security Agreement (collectively, the "Deptford Mall Mortgage") encumbering the 1,043,068 square foot regional mall (346,626 square feet of which represent
Deptford Mall Loan collateral) known as Deptford Mall, located in Deptford, NJ
(the "Deptford Mall Property"). The ground lease is structured to be extinguished upon foreclosure. The Deptford Mall Loan was originated on December
7, 2006 by or on behalf of Morgan Stanley Mortgage Capital Inc.

      THE BORROWER. The borrower is Macerich Deptford LLC, a Delaware limited liability company (the "Deptford Mall Borrower") that owns no material asset other than a leasehold interest in the Deptford Mall Property, and related interests. Additionally, Deptford Mall Associates, L.L.C., a New Jersey limited liability company, owns no material asset other than a fee interest in the
Deptford Mall Property, and related interests. Both companies are wholly-owned subsidiaries of The Macerich Company and its affiliate The Macerich Partnership,
L.P., together the sponsor of the Deptford Mall Loan. The Macerich Company
(NYSE: MAC), founded in 1964 and based in Santa Monica, CA, is a publicly traded
REIT with an equity market capitalization of $6.71 billion as of January 26,
2007. The company has ownership interests in 76 regional shopping centers, 19 community shopping centers and two development properties totaling 80 million square feet, 92,000 in-line stores and 340 anchor tenants. It is the largest mall owner and operator in the western and southwestern United States.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-51

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

      THE PROPERTY. The Deptford Mall Property is located in Deptford, NJ, just off of highways 55 and 42, approximately 13 miles south of Philadelphia, PA. The
Deptford Mall Property was originally constructed in 1975. A food court was added in 1991, and JC Penney was added as an anchor tenant in 2001, at which time the interior of the mall was also renovated. Anchor tenants, which do not represent collateral for the Deptford Mall Loan, are Macy's (occupying 202,610 square feet), Boscov's (161,350 square feet), Sears (159,887 square feet), and
JC Penney (143,995 square feet). As of year end 2005, Macy's reported sales of
$220.62 PSF, Sears reported sales of $290.46 and J.C. Penney reported sales of
$265.29. Boscov's opened in November 2006, replacing Strawbridge's, which closed in connection with the acquisition of its parent company, the May Department
Store Company, by Federated Department Stores, Inc. in August 2005. Based on the
underwritten rent roll dated October 1, 2006, the Deptford Mall Property exhibited 96.6% occupancy inclusive of anchor tenants, 89.6% occupancy for collateral space, and 92.4% occupancy for in-line tenants. Based on trailing-twelve month sales as of August 31 2006 (and year end 2005 for anchor tenants, excluding Boscov's), total mall sales for reporting tenants were calculated to be approximately $282,500,000, comparable in-line and food court sales were calculated to be $513 per square foot, and average occupancy costs calculated to be 12.6%.

------------------------------------------------------------------------------------------------------------------------------------
                                                             CREDIT RATING OF                                          OPERATING
                                                              PARENT COMPANY                         COLLATERAL        COVENANT
ANCHOR                           PARENT COMPANY            (FITCH/MOODY'S/S&P)            GLA         INTEREST        EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Macy's                  Federated Department Stores           BBB+/Baa1/BBB            202,610           No            12/31/25
------------------------------------------------------------------------------------------------------------------------------------
Boscov's                Boscov's Department Stores, Inc.         --/--/--              161,350           No            12/31/25
------------------------------------------------------------------------------------------------------------------------------------
Sears                         Sears Holdings                    BB/Ba1/BB+             159,887           No            12/31/25
------------------------------------------------------------------------------------------------------------------------------------
J.C. Penney              J.C. Penney Company, Inc.            BBB/Baa3/BBB-            143,995           No            01/18/40
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                  667,842
------------------------------------------------------------------------------------------------------------------------------------

      The following table presents certain information relating to the tenants at the Deptford Mall Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            % OF TOTAL     ANNUALIZED
                             CREDIT RATING                                   ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                (FITCH/          TENANT                     UNDERWRITTEN   UNDERWRITTEN     BASE RENT       LEASE
      TENANT NAME           MOODY'S/S&P)(1)        NRSF      % OF NRSF       BASE RENT($)    BASE RENT    ($ PER NRSF)   EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

Express / Express Men          --/Baa2/BBB       13,626          4%           $381,528           3%         $28.00        01/31/14
------------------------------------------------------------------------------------------------------------------------------------
Victoria's Secret              --/Baa2/BBB       11,049          3%           $276,225           2%         $25.00        01/31/12
------------------------------------------------------------------------------------------------------------------------------------
The Children's Place             --/--/--         6,770          2%           $260,645           2%         $38.50        01/31/14
------------------------------------------------------------------------------------------------------------------------------------
The Disney Store                BBB+/A3/A-        3,392          1%           $249,278           2%         $73.49        01/31/15
------------------------------------------------------------------------------------------------------------------------------------
New York & Company               --/--/--         9,764          3%           $224,572           2%         $23.00        01/31/14
------------------------------------------------------------------------------------------------------------------------------------
Hollister                        --/--/--         7,338          2%           $220,140           2%         $30.00        05/31/16
------------------------------------------------------------------------------------------------------------------------------------
Modell's Sporting Goods          --/--/--         9,160          3%           $210,800           2%         $23.01        01/31/12
------------------------------------------------------------------------------------------------------------------------------------
Mandees                          --/--/--         6,337          2%           $202,784           2%         $32.00        05/31/13
------------------------------------------------------------------------------------------------------------------------------------
Charlotte Russe                  --/--/--         7,500          2%           $195,000           2%         $26.00        01/31/12
------------------------------------------------------------------------------------------------------------------------------------
Lane Bryant                     --/B2/BB-         6,117          2%           $183,504           2%         $30.00        12/31/06
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                           81,053         23%         $2,404,476          20%         $29.67
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Other Tenants                      NAP           229,655        66%         $9,525,879          80%         $41.48         Various
------------------------------------------------------------------------------------------------------------------------------------
Vacant Space                       NAP           35,918         10%                 $0           0%          $0.00           NAP
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                           346,626       100%         $11,930,355        100%         $34.42
------------------------------------------------------------------------------------------------------------------------------------

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-52

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

The following table presents certain information relating to the lease rollover at 950 Deptford Mall Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                           LEASE ROLLOVER SCHEDULE

                        # OF         AVERAGE BASE        % OF TOTAL                         % OF TOTAL BASE      CUMULATIVE % OF
                       LEASES        RENT PER SF        SQUARE FEET      CUMULATIVE %       RENTAL REVENUES     TOTAL BASE RENTAL
     YEAR              ROLLING         ROLLING            ROLLING        OF SF ROLLING          ROLLING          REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------------

    Vacant               13               $0.00              10%              10%                  0%                    0%
------------------------------------------------------------------------------------------------------------------------------------
     MTM                  5              $41.38               3%              13%                  3%                    3%
------------------------------------------------------------------------------------------------------------------------------------
     2007                11              $42.48               6%              19%                  8%                   11%
------------------------------------------------------------------------------------------------------------------------------------
     2008                20              $36.36              13%              33%                 14%                   25%
------------------------------------------------------------------------------------------------------------------------------------
     2009                21              $44.60              10%              43%                 13%                   38%
------------------------------------------------------------------------------------------------------------------------------------
     2010                11              $59.61               4%              46%                  6%                   44%
------------------------------------------------------------------------------------------------------------------------------------
     2011                19              $43.98              11%              57%                 14%                   58%
------------------------------------------------------------------------------------------------------------------------------------
     2012                13              $28.02              14%              70%                 11%                   69%
------------------------------------------------------------------------------------------------------------------------------------
     2013                 9              $36.74               9%              79%                  9%                   78%
------------------------------------------------------------------------------------------------------------------------------------
     2014                 7              $30.96              11%              90%                 10%                   88%
------------------------------------------------------------------------------------------------------------------------------------
     2015                 8              $49.49               5%              95%                  7%                   95%
------------------------------------------------------------------------------------------------------------------------------------
     2016                 4              $37.03               4%              99%                  4%                   99%
------------------------------------------------------------------------------------------------------------------------------------
2017 & Beyond             1              $24.00               1%             100%                  1%                  100%
------------------------------------------------------------------------------------------------------------------------------------

      ESCROWS AND RESERVES. None.

      LOCKBOX AND CASH MANAGEMENT. A springing hard lockbox is in place with respect to the Deptford Mall Loan. A hard lockbox will be established if an event of default exists and is continuing, and will remain in place until the event of default is cured.

      PROPERTY MANAGEMENT. The Deptford Mall Property is managed by Macerich
Property Management Company, LLC, an affiliate of the Deptford Mall Borrower.
The management agreement is subordinate to the Deptford Mall Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). The Deptford
Mall Property is additionally encumbered by a $20,000,000 Note B-1 subordinate to the Deptford Mall Note and with a coupon of 5.8850%. Future debt secured by the Deptford Mall Property of up to $60,000,000 is permitted in the form of additional A notes pari passu to the Deptford Mall Note. An additional amount of future debt secured by the Deptford Mall Property is also permitted in the form of additional B notes pari passu to the Note B-1, such that the combined total of the additional A notes and additional B notes may not exceed $72,500,000. The original principal amount of the Deptford Mall Note and the additional A notes combined may not exceed $140,000,000. Such additional A notes and additional B notes must be funded, if at all, by December 7, 2007, and mature at the same time as the Deptford Mall Loan. Coupon on the additional A notes may not exceed
5.8225%. Coupon on the additional B notes may not exceed 6.3850%.The weighted average coupon on combined additional A and B notes may not exceed 5.935%.
However, these limits on coupon may be waived to the extent that less than
$72,500,000 is funded and interest costs on the additional A notes and/or additional B notes are at most equal to what they would have been if the
Deptford Mall Borrower had borrowed the maximum amounts permitted for each set of additional notes at their respective maximum permitted coupons.

      RELEASE OF PARCELS. The Deptford Mall Borrower may obtain release of unimproved, non-income producing portions of the Property, without any required prepayment of the Deptford Mall Loan, provided that the Deptford Mall Borrower satisfies certain conditions, including (a) that fair market value of all parcels so released not exceed $5,000,000 in the aggregate, (b) that for any such release after the first such release the Deptford Mall Borrower first obtain a REMIC opinion, and (c) that for any such release in which the value of the parcel to be released exceeds $1,000,000, the Deptford Mall Borrower first obtain a rating agency confirmation that the applicable securities will not be subject to a qualification, downgrade, or withdrawal of rating on account of the release.

      Certain additional information regarding the Deptford Mall Loan and the
Deptford Mall Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-53

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

--------------------------------------------------------------------------------
              MORTGAGE LOAN NO. 8 - MARRIOTT CHARLOTTE CITY CENTER
--------------------------------------------------------------------------------

              [3 PHOTOS OF MARRIOTT CHARLOTTE CITY CENTER OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-54

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

--------------------------------------------------------------------------------
              MORTGAGE LOAN NO. 8 - MARRIOTT CHARLOTTE CITY CENTER
--------------------------------------------------------------------------------

                [MAP OF MARRIOTT CHARLOTTE CITY CENTER OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-55

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

--------------------------------------------------------------------------------
              MORTGAGE LOAN NO. 8 - MARRIOTT CHARLOTTE CITY CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:            MSMC

ORIGINAL BALANCE:                $69,600,000

CUT-OFF DATE BALANCE:            $69,600,000

SHADOW RATING (MOODY'S/S&P):     NAP

LOAN PURPOSE:                    Acquisition

FIRST PAYMENT DATE:              February 5, 2007

INTEREST RATE:                   5.510%

AMORTIZATION:                    Interest Only

ARD:                             NAP

HYPERAMORTIZATION:               NAP

MATURITY DATE:                   January 5, 2014

EXPECTED MATURITY BALANCE:       $69,600,000

SPONSOR:                         Cornerstone Hotel & Income Equity

                                 Fund

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Locked out until the earlier of 6/19/10 or
                                 2 years after the REMIC "start-up" day, with
                                 U.S. Treasury defeasance thereafter. Prepayable
                                 without a premium from and after July 5, 2013.

LOAN PER ROOM:                   $158,904

UP-FRONT RESERVES:               Cap Ex:              $6,000,000

ONGOING RESERVES:                RE Tax:              Springing
                                 Insurance:           Springing
                                 Cap Ex:              Springing

LOCKBOX:                         Springing Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Hospitality

PROPERTY SUB-TYPE:               Full Service

LOCATION:                        Charlotte, NC

YEAR BUILT/RENOVATED:            1984 / 2005, 2006

OCCUPANCY(1):                    73.6%

ROOMS:                           438

THE COLLATERAL:                  19-story full service hotel

OWNERSHIP INTEREST:              Fee

PROPERTY MANAGEMENT:             Marriott International, Inc.

3RD MOST RECENT NOI (AS OF):     $4,265,946 (2004)

2ND MOST RECENT NOI (AS OF):     $5,025,767 (2005)

MOST RECENT NOI (AS OF):         $7,878,827 (T-12 10/31/06)

U/W NET OP. INCOME:              $8,018,409

U/W NET CASH FLOW:               $7,008,409

U/W OCCUPANCY:                   72.1%

U/W ADR:                         $143.00

APPRAISED VALUE:                 $93,000,000

CUT-OFF DATE LTV:                74.8%

MATURITY DATE LTV:               74.8%

DSCR:                            1.80x

POST IO DSCR:                    NAP
--------------------------------------------------------------------------------

(1)   Occupancy is based on the occupancy report dated October 31, 2006.

THE MARRIOTT CHARLOTTE CITY CENTER LOAN

      THE LOAN. The eighth largest loan (the "Marriott Charlotte City Center
Loan") as evidenced by the Promissory Note (the "Marriott Charlotte City Center
Note") is secured by a first priority fee Deed of Trust, Security Agreement and
Fixture Filing (the "Marriott Charlotte City Center Mortgage") encumbering the
438-unit hotel known as Marriott Charlotte City Center, located in Charlotte,
North Carolina (the "Marriott Charlotte City Center Property"). The Marriott
Charlotte City Center Loan was originated on December 19, 2006, by or on behalf of Morgan Stanley Mortgage Capital Inc.

      THE BORROWER. The borrower is CHIEF Charlotte Hotel LLC, a Delaware limited liability company (the "Marriott Charlotte City Center Borrower") that owns no material asset other than the Marriott Charlotte City Center Property and related interests. The Marriott Charlotte City Center Borrower is a wholly owned subsidiary of Massachusetts Mutual Life Insurance Company in a separate investment account for the Cornerstone Hotel Income & Equity Fund ("CHIEF"), the
sponsor of the Marriott Charlotte City Center Loan. CHIEF is a commingled closed-end hotel real estate fund. The fund closed to investors in January 2006 with over $300,000,000 of total equity commitments raised from seven institutional investors and pension funds.

      THE PROPERTY. The Marriott Charlotte City Center Property is located in
Charlotte, North Carolina, at 100 West Trade Street. The Marriott Charlotte City
Center Property was originally constructed in 1984 is a 19-story full-service hotel. It contains 19,902 square feet of

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-56

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

meeting space in 14 multi-purpose rooms. The Marriott Charlotte City Center
Property is situated on approximately 0.9 acres and includes three levels of surface-level parking with 315 parking spaces.

--------------------------------------------------------------------------------------------------------------------
                               SUBJECT AND MARKET HISTORICAL OCCUPANCY, ADR, REVPAR(1)

                        COMPETITIVE SET                  SUBJECT PROPERTY                  PENETRATION FACTOR

    YEAR         OCCUPANCY     ADR      REVPAR    OCCUPANCY     ADR       REVPAR    OCCUPANCY    ADR       REVPAR
--------------------------------------------------------------------------------------------------------------------

     2004          64.4%     $102.56    $66.00     71.1%      $124.83    $88.77      110.4%     121.7%     134.5%
--------------------------------------------------------------------------------------------------------------------
     2005          66.6%     $106.76    $71.12     68.4%      $127.80    $87.41      102.7%     119.7%     122.9%
--------------------------------------------------------------------------------------------------------------------
 T-12 10/2006      72.1%     $120.70    $87.03     73.6%      $143.03   $105.23      102.1%     118.5%     120.9%
--------------------------------------------------------------------------------------------------------------------

(1)   Data Provided by Smith Travel Research. Competitive set includes the following: Omni Charlotte Hotel, Hilton Charlotte Center City, Holiday Inn
      Charlotte Center City, Doubletree Charlotte Gateway Village, Hilton Garden
      Inn Charlotte Uptown, Hampton Inn Charlotte Uptown, Courtyard Charlotte
      City Center, Westin Charlotte

      ESCROWS AND RESERVES. Upon the occurrence and continuance of an event of default, or if the Marriott Charlotte City Center Borrower fails to pay real estate taxes and insurance premiums in a timely manner, or fails to maintain a blanket insurance policy, the Marriott Charlotte City Center Borrower is required to escrow 1/12 of annual real estate taxes and insurance premiums monthly. On the closing date, the Marriott Charlotte City Center Borrower made an initial deposit of $6,000,000 to perform capital improvements identified by the manager. The Marriott Charlotte City Center Borrower is also required to deposit an amount equal to 1/12 of 4% of the gross revenue per annum each month for annual capital expenditures. The amount shown in Appendix II is the current monthly collection.

      LOCKBOX AND CASH MANAGEMENT. In the event of default, a hard lockbox will spring with respect to the Marriott Charlotte City Center Loan.

      PROPERTY MANAGEMENT. The Marriott Charlotte City Center Property is
managed by Marriott International Inc. The management agreement is subordinate to the Marriott Charlotte City Center Loan.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. A parent company of the
Marriott Charlotte City Center may obtain mezzanine financing, provided among other things (a) that no event of default has occurred and is continuing (b) the mezzanine loan lender enters into an intercreditor agreement with the lender (c)
the aggregate LTV immediately following the closing of the mezzanine loan is not greater than 70% (d) and the aggregate DSCR immediately following the closing of the mezzanine loan is not less than 1.45x.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the Marriott Charlotte City
Center Loan and the Marriott Charlotte City Center Property is set forth on
Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-57

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 9 - HILTON ARLINGTON & TOWERS
--------------------------------------------------------------------------------

                 [6 PHOTOS OF HILTON ARLINGTON & TOWERS OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-58

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 9 - HILTON ARLINGTON & TOWERS
--------------------------------------------------------------------------------

                   [MAP OF HILTON ARLINGTON & TOWERS OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-59

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 9 - HILTON ARLINGTON & TOWERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:            MSMC

ORIGINAL BALANCE(1):             $54,400,000

CUT-OFF DATE BALANCE:            $54,400,000

SHADOW RATING (MOODY'S/S&P):     NAP

LOAN PURPOSE:                    Acquisition

FIRST PAYMENT DATE:              February 5, 2007

INTEREST RATE:                   5.620%

AMORTIZATION:                    Interest Only

ARD:                             NAP

HYPERAMORTIZATION:               NAP

MATURITY DATE:                   January 5, 2014

EXPECTED MATURITY BALANCE:       $54,400,000

SPONSOR:                         Cornerstone Hotel Income & Equity Fund

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Locked out until the earlier of June 12, 2010
                                 or 2 years after the REMIC "start-up" day, with
                                 U.S. Treasury defeasance thereafter. Prepayable
                                 without a premium from and after July 5, 2013.

LOAN PER ROOM:                   $260,287

UP-FRONT RESERVES:               Cap Ex:                      $1,200,000

ONGOING RESERVES                 Cap Ex:                      Springing

                                 RE Tax:                      Springing

                                 Insurance:                   Springing

LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Hospitality

PROPERTY SUB-TYPE:               Full Service

LOCATION:                        Arlington, VA

YEAR BUILT/RENOVATED:            1989 / 2004, 2005

OCCUPANCY(1):                    83.0%

ROOMS:                           209

THE COLLATERAL:                  7 story full-service hotel

OWNERSHIP INTEREST:              Fee

PROPERTY MANAGEMENT:             Interstate Management Company LLC

3RD MOST RECENT NOI (AS OF):     $3,951,299 (2004)

2ND MOST RECENT NOI (AS OF):     $4,509,176 (2005)

MOST RECENT NOI (AS OF):         $5,032,776 (T-12 10/31/06)

U/W NET OP. INCOME:              $4,934,643

U/W NET CASH FLOW:               $4,351,658

U/W OCCUPANCY:                   82.0%

U/W ADR:                         $175.00

APPRAISED VALUE:                 $76,700,000

CUT-OFF DATE LTV:                70.9%

MATURITY DATE LTV:               70.9%

DSCR:                            1.40x

POST IO DSCR:                    NAP
--------------------------------------------------------------------------------

(1)   Occupancy is based on the Occupancy Report dated October 31, 2006.

THE HILTON ARLINGTON & TOWERS LOAN

      THE LOAN. The ninth largest loan (the "Hilton Arlington & Towers Loan") as evidenced by the Promissory Note (the "Hilton Arlington & Towers Note") is
secured by a first priority fee Deed of Trust, Security Agreement and Fixture
Filing (the "Hilton Arlington & Towers Deed of Trust") encumbering the 209-room full-service hotel known as Hilton Arlington & Towers, located in Arlington,
Virginia (the "Hilton Arlington & Towers Property"). The Hilton Arlington &
Towers Loan was originated on December 12, 2006 by or on behalf of Morgan
Stanley Mortgage Capital Inc.

      THE BORROWER. The borrowers are CHIEF Arlington Hotel LLC and CHIEF
Arlington Parking Member LLC, each a Delaware limited liability company
(collectively, the "Hilton Arlington & Towers Borrower") that own no material asset other than the Hilton Arlington & Towers Property and related interests.
The Hilton Arlington & Towers Borrower is wholly owned by Massachusetts Mutual
Life Insurance Company as a separate account for the benefit of Cornerstone
Hotel Income & Equity Fund ("CHIEF"), the sponsor of the Hilton Arlington &
Towers Loan. CHIEF is a commingled closed-end hotel real estate fund structured by Massachusetts Mutual Life Insurance Company. The fund closed to investors in
January 2006 with over $300,000,000 of total equity commitments raised from seven institutional investors and pension funds.

      THE PROPERTY. The Hilton Arlington & Towers Property is located in
Arlington, Virginia, at 950 North Stafford Street, in the Washington
Metropolitan Area. The Hilton Arlington & Towers Property was originally constructed in 1989 and renovated in 2004 and 2005. It consists of a 209-room, seven-story full-service lodging facility and an assignment of the Hilton
Arlington & Towers Borrower's rights with respect to a

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-60

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

four-level subterranean parking garage. The Hilton Arlington & Towers Borrower's rights with respect to the parking garage include an easement for the exclusive use of the lowest level of the garage and nonexclusive use of the upper three levels of the garage. The Hilton Arlington & Towers Property is situated on approximately 1.1 acres and includes access to 25 monthly parking spaces and up to 115 parking spaces for hotel guests. Included in the Hilton Arlington &
Towers Property is 6,000 square feet of meeting and ballroom space, Brad & Dan's
Restaurant and a gift shop. Interior spaces of the Hilton Arlington & Towers
Property consist of the main lobby and registration desk, management offices,
209 guestrooms including five suites and five ADA rooms, a guest business center and lounge.

---------------------------------------------------------------------------------------------------------------------------
                                         SUBJECT AND MARKET HISTORICAL OCCUPANCY, ADR, REVPAR(1)

                       COMPETITIVE SET                  SUBJECT PROPERTY                  PENETRATION FACTOR

YEAR            OCCUPANCY       ADR      REVPAR     OCCUPANCY      ADR        REVPAR     OCCUPANCY     ADR        REVPAR
---------------------------------------------------------------------------------------------------------------------------

 2004             71.1%      $131.60      $93.53     80.9%       $144.27     $119.55      113.8%      109.6%      127.8%
---------------------------------------------------------------------------------------------------------------------------
 2005             75.6%      $144.93     $109.52     82.1%       $160.49     $124.47      108.6%      110.7%      113.7%
---------------------------------------------------------------------------------------------------------------------------
 2006             75.4%      $160.55     $121.06     83.0%       $176.01     $146.08      110.1%      109.6%      120.2%
---------------------------------------------------------------------------------------------------------------------------

(1)   Data Provided by Smith Travel Research. Competitive set includes the following: Sheraton Hotel National, Hyatt Arlington, Marriott Key Bridge,
      Hilton Crystal City National Airport, Holiday Inn Arlington @ Ballston,
      Courtyard Arlington Rosslyn, Hilton Garden Inn Arlington Courthouse Plaza,
      Westin Arlington Gateway

      ESCROWS AND RESERVES. Upon the occurrence and continuance of an event of default, or if the Hilton Arlington & Towers Borrower fails to pay real estate taxes and insurance premiums in a timely manner, or fails to maintain a blanket insurance policy, the Hilton Arlington & Towers Borrower is required to escrow
1/12 of annual real estate taxes and insurance premiums monthly. On the closing date, the Hilton Arlington & Towers Borrower deposited $1,200,000 to perform improvements according to a hotel property improvement plan ("PIP"). Following the first to occur of (a) the Hilton Arlington & Towers Property is not properly maintained to industry standards for similar upscale full-service hotels in
Arlington, Virginia or the Washington, D.C., metropolitan area, (b) an event of default exists, or (c) January 1, 2010, the Hilton Arlington & Towers Borrower
must deposit monthly an amount equal to the greater of (i) 1/12 of 4% of annual gross revenue or (ii) $49,233, for annual capital expenditures.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the Hilton Arlington & Towers Loan. The lockbox will be in place until the
Hilton Arlington & Towers Loan has been paid in full.

      PROPERTY MANAGEMENT. The Hilton Arlington & Towers Property is managed by
Interstate Management Company LLC.

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. A parent company of the
Hilton Arlington & Towers Borrower may obtain mezzanine financing, provided among other things (a) that no event of default has occurred and is continuing
(b) the mezzanine loan lender enters into an intercreditor agreement with the lender (c) the aggregate LTV ratio immediately following the closing of the mezzanine loan is not greater then 70% (d) and the aggregate DSCR immediately following the closing of the mezzanine loan is not less than 1.45x.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the Hilton Arlington & Towers
Loan and the Hilton Arlington & Towers Property.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-61

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 10 - RESIDENCE INN TUDOR WHARF
--------------------------------------------------------------------------------

                 [5 PHOTOS OF RESIDENCE INN TUDOR WHARF OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-62

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 10 - RESIDENCE INN TUDOR WHARF
--------------------------------------------------------------------------------

                   [MAP OF RESIDENCE INN TUDOR WHARF OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-63

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 10 - RESIDENCE INN TUDOR WHARF
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:            PCF II

ORIGINAL BALANCE:                $46,260,000

CUT-OFF DATE BALANCE:            $46,260,000

LOAN PURPOSE:                    Refinance

SHADOW RATING (MOODY'S/S&P):     NAP

FIRST PAYMENT DATE:              February 1, 2007

INTEREST RATE:                   5.935%

AMORTIZATION:                    Interest Only

ARD:                             January 1, 2014

HYPERAMORTIZATION:               After the ARD, the loan interest rate steps up
                                 to the greater of (i) 8.435% or (ii) U.S.
                                 Treasury Issue rounded to the nearest basis
                                 point plus 2.5%.

MATURITY DATE:                   January 1, 2024

EXPECTED MATURITY BALANCE:       $46,260,000

SPONSOR:                         National Development Associates of New England
                                 Limited Partnership Pyramid Advisors LLC

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 No Lockout. Prepayable with the greater of
                                 Yield Maintenance premium and 1% of the
                                 principal balance thereafter.  Prepayable
                                 without a premium from and after January 1,
                                 2013.

LOAN PER ROOM:                   $275,357

UP-FRONT RESERVES:               FF&E:                4% of monthly revenues

ONGOING RESERVES:                RE Tax:              Springing
                                 Insurance:           Springing

LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:          Single Asset

PROPERTY TYPE:                   Hospitality

PROPERTY SUB-TYPE:               Extended Stay

LOCATION:                        Boston, MA

YEAR BUILT/RENOVATED:            2003 / NAP

OCCUPANCY(1):                    79.2%

ROOMS:                           168

THE COLLATERAL:                  168-room, extended stay hotel

OWNERSHIP INTEREST:              Fee

PROPERTY MANAGEMENT:             Pyramid Tudor Wharf Hotel, LLC

3RD MOST RECENT NOI (AS OF):     $1,135,000 (2003)

2ND MOST RECENT NOI (AS OF):     $2,945,000 (2004)

MOST RECENT NOI (AS OF):         $3,143,000 (2005)

U/W NET OP. INCOME:              $3,991,907

U/W NET CASH FLOW:               $3,613,507

U/W OCCUPANCY:                   77.8%

U/W ADR:                         $179.96

APPRAISED VALUE:                 $62,100,000

CUT-OFF DATE LTV:                74.5%

MATURITY DATE LTV:               74.5%

DSCR:                            1.30x

POST IO DSCR:                    NAP
--------------------------------------------------------------------------------

(1)   Occupancy is based on the occupancy report dated October 23, 2006.

THE RESIDENCE INN TUDOR WHARF LOAN

      THE LOAN. The tenth largest loan (the "Residence Inn Tudor Wharf Loan") as evidenced by the Secured Promissory Note (the "Residence Inn Tudor Wharf Note")
is secured by a first priority fee Mortgage and Security Agreement and
Assignment of Leases and Rents (the "Residence Inn Tudor Wharf Mortgage")
encumbering the 168 suite, extended-stay hospitality property located in Boston,
Massachusetts (the "Residence Inn Tudor Wharf Property"). The Residence Inn
Tudor Wharf Loan was originated on December 15, 2006 by or on behalf of
Principal Commercial Funding II, LLC.

      THE BORROWER. The borrower is Tudor Wharf Hotel Realty LLC (the "Residence
Inn Tudor Wharf Borrower"). National Development Associates of New England
Limited Partnership (50% ownership interest in Residence Inn Tudor Wharf) and
Pyramid Advisors LLC (50% ownership interest in Residence Inn Tudor Wharf) are the carveout guarantors of the Residence Inn Tudor Wharf Loan. National
Development is an interdisciplinary real estate company that provides development, construction, asset management, and investment acquisition services. The Newton, Massachusetts-based firm is currently ranked as the third largest development company in Massachusetts. National has a diverse product base with major projects in the office, industrial, retail, senior housing, multifamily, hotel, and institutional sectors. Since 1983, National Development has developed over 10 million square feet in 35 communities throughout the region. In addition, the firm owns and/or manages over 6.5 million square feet of assets. Pyramid Advisors is a privately-owned, full-service

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                                      T-64

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

hotel company based in Boston, Massachusetts. Pyramid Advisors provides a full range of hotel management services to owners, including project management, asset management, and acquisition services. Pyramid Advisors currently manages
36 hotel properties totaling over 11,100 hotel rooms located in 17 states throughout the U.S. The managed hotel portfolio has combined revenues exceeding
$500 million. Additionally, Pyramid Advisors sources, advises, and jointly invests in portfolio acquisitions with its partners. Investment partners and management clients include large institutional investors, corporations, universities, and individual owners. Since 1999, Pyramid Advisors has either purchased or developed in excess of $1.5 billion worth of hotel assets.

      THE PROPERTY. Residence Inn Tudor Wharf Property is an 8-story, 168 suite
Residence Inn that was opened in May of 2003. Construction is of a poured concrete and a brick facade. The subject property consists of 48 studio units,
118 one-bedroom units, and 2 two-bedroom units. The subject features a 450 square foot meeting room. Other amenities include an indoor pool, fitness facility, and business center. The subject property includes a dock overlooking
Boston Harbor and the Charleston Navy Yards. The subject property is located at
34-44 Charles River Avenue in Boston, Suffolk County, Massachusetts. The
property is situated immediately adjacent to Boston's Charles River Bridge, just over the bridge from Boston's historic North End.

-------------------------------------------------------------------------------------------------------------------------------
                                           SUBJECT AND MARKET HISTORICAL OCCUPANCY, ADR, REVPAR

                         COMPETITIVE SET (1)           RESIDENCE INN TUDOR WHARF              PENETRATION FACTOR

    YEAR          OCCUPANCY        ADR     REVPAR      OCCUPANCY       ADR        REVPAR     OCCPUANCY      ADR        REVPAR
-------------------------------------------------------------------------------------------------------------------------------

    2004            79.6%      $158.04     $125.75       78.4%       $154.67      $121.29      98.5%       97.9%        96.5%
-------------------------------------------------------------------------------------------------------------------------------
    2005            79.9%      $166.21     $132.88       78.9%       $159.19      $125.63      98.7%       95.8%        94.5%
-------------------------------------------------------------------------------------------------------------------------------
T-12 09/2006        78.3%      $184.43     $144.43       79.2%       $174.29      $138.05      101.1%      94.5%        95.6%
-------------------------------------------------------------------------------------------------------------------------------

(1)   Data Provided by Smith Travel Research. Competitive set includes the following: Holiday Inn Select Boston Government Center; Marriott Boston
      Long Wharf; Omni Parker House; Sonesta Hotel Royal; Millennium Hotels
      Bostonian; Marriott Boston Cambridge; Hilton Boston Financial District;
      Residence Inn Boston Cambridge

      ESCROWS AND RESERVES. Upon the occurrence of an event default or in the event the DSCR falls below 1.00x based on a trailing 12 months, the Residence
Inn Tudor Wharf Borrower is required to deposit monthly 1/12 of the estimated annual taxes and insurance premium costs. The Residence Inn Tudor Wharf Borrower shall deposit with the lender on a monthly basis an amount equal to 4% of the monthly Total Revenues (which includes room revenue, food & beverage revenue, telephone revenue, and other revenue as customarily derived in conformance with the Uniform System of Accounting for Lodging Industry) into a Furniture, Fixture and Equipment Escrow.

      LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to
Residence Inn Tudor Wharf.

      PROPERTY MANAGEMENT. Residence Inn Tudor Wharf Property is managed by
Pyramid Tudor Wharf Hotel, LLC which is an affiliate of the Residence Inn Tudor
Wharf Borrower. by Pyramid Tudor Wharf, LLC provides a full range of hotel management services to owners, including project management, asset management, and acquisition services. Pyramid has decades of experience in managing a diverse collection of hotel assets, ranging from conference centers to luxury independent hotels, and from mid-market to select-service properties. The company currently manages 36 hotel properties totaling over 11,100 hotel rooms located in 17 states throughout the U.S. The managed hotel portfolio has combined revenues exceeding $500 million

      MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

      ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

      RELEASE OF PARCELS. Not allowed.

      Certain additional information regarding the Residence Inn Tudor Wharf
Loan and the Residence Inn Tudor Wharf Property is set forth on Appendix II hereto.

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This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------
                                      T-65

                          $2,236,323,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2007-HQ11

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                                      T-66